UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CADMUS COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Cadmus Communications Corporation (“Cadmus” or the “Company”). The meeting will be held on November 10, 2004, at 11:00 a.m., eastern standard time, at the Jefferson Hotel, Empire Room, 101 West Franklin Street, Richmond, Virginia.

This year, in addition to the election of directors and the ratification of the selection of independent auditors, you are being asked to approve two new incentive stock plans. All of the reasons supporting this year’s proposals are set forth in the enclosed proxy statement.

During the meeting, we also will report to you on the condition and performance of Cadmus and its subsidiaries, including developments during the past fiscal year. You will have an opportunity to question management on matters of interest to all shareholders.

We hope to see you on November 10. Whether you plan to attend or not, please complete, sign, date and return the enclosed proxy card as soon as possible in the postage-paid envelope provided. Your vote is important. We appreciate your continued interest in and support of Cadmus.

Cordially,

Thomas C. Norris

Chairman of the Board

September 23, 2004

CADMUS COMMUNICATIONS CORPORATION

1801 Bayberry Court, Suite 200, Richmond, Virginia 23226

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 10, 2004

The 2004 Annual Meeting of Shareholders of Cadmus Communications Corporation will be held on November 10, 2004, at 11:00 a.m., eastern standard time, at the Jefferson Hotel, Empire Room, 101 West Franklin Street, Richmond, Virginia, for the following purposes:

1.    To elect three Class III directors to serve until the 2007 Annual Meeting of Shareholders;

2.    To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year;

3.    To approve the 2004 Key Employee Stock Compensation Plan;

4.    To approve the 2004 Non-Employee Director Stock Compensation Plan; and

5.    To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on September 3, 2004, as the record date for determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors

Bruce V. Thomas

President and Chief Executive Officer

September 23, 2004

Please complete and return the enclosed proxy. If you attend the meeting in person, you may withdraw your proxy and vote your own shares.

CADMUS COMMUNICATIONS CORPORATION

1801 Bayberry Court, Suite 200, Richmond, Virginia 23226

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on November 10, 2004

General

The enclosed proxy is solicited by the Board of Directors of Cadmus Communications Corporation for the 2004 Annual Meeting of Shareholders of Cadmus to be held November 10, 2004, at the time and place set forth in the accompanying Notice of 2004 Annual Meeting of Shareholders and for the following purposes: (i) to elect three Class III directors to serve until the 2007 Annual Meeting of Shareholders (see “Item 1. Election of Directors,” page 6); (ii) to ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year (see “Item 2. Ratification of the Selection of Auditors,” page 30); (iii) to approve the 2004 Key Employee Stock Compensation Plan (see “Item 3. Approval of the 2004 Key Employee Stock Compensation Plan,” page 31); (iv) to approve the 2004 Non-Employee Director Stock Compensation Plan (see “Item 4. Approval of the 2004 Non-Employee Director Stock Compensation Plan,” page 43); and (v) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

If a shareholder is a participant in the Cadmus Dividend Reinvestment Plan, the enclosed proxy card represents the number of full shares in the dividend reinvestment plan account, as well as shares registered in the participant’s name. A participant in the Cadmus Thrift Savings Plan or the Lancaster Press, Inc. Union Savings Plan with shares of Cadmus common stock allocated to his or her account will receive a separate proxy card representing the number of full shares allocated to his or her account as of the record date for the Annual Meeting.

Cadmus will pay all costs for this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person, or by telephone, by directors, officers and employees of Cadmus. Cadmus may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of Cadmus common stock (“Common Stock”).

The approximate mailing date of this proxy statement and the accompanying proxy is September 28, 2004.

Revocation and Voting of Proxies

Submitting a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke a proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to and will be voted at any properly adjourned session of the Annual Meeting. Each proxy will be voted as directed by the shareholder. If a shareholder returns a proxy but does not specify how to vote, the proxy will be voted for the director nominees, for ratification of the selection of the independent auditors and for approval of the two incentive stock plans.

Voting Rights

Only those shareholders of record at the close of business on September 3, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of Common Stock outstanding and entitled to vote as of the record date was 9,170,869. A majority of those shares, represented in person or by proxy, will constitute a quorum for the transaction of business. If a share is represented for any purpose at the meeting, including any matter with respect to which the shareholder abstains from voting, it is deemed present for purposes of establishing a quorum for all matters considered at the meeting.

Each share outstanding on the record date will be entitled to one vote on each matter to be considered. With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the three nominees receiving the most votes will be elected. As a result, votes withheld will have no effect.

Ratification of the selection of Ernst & Young LLP as independent auditors, approval of the 2004 Key Employee Stock Compensation Plan and approval of the 2004 Non-Employee Director Stock Compensation Plan require the favorable vote of a majority of the votes cast on the proposal. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker or plan administrator has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum, they will not count as votes cast on a proposal, and therefore have no effect.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of July 31, 2004, the number and percentage of shares of Common Stock beneficially held by persons known by Cadmus to be the owners of more than 5% of the Company’s Common Stock, each of the Cadmus directors, nominees for director and executive officers named in the “Summary Compensation Table,” and all directors, nominees and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent of Common Stock
Nathu R. Puri Nottingham, United Kingdom	1,775,369	(3)	19.38%

J. & W. Seligman & Co. Inc. New York, New York	1,518,786	(4)	16.59%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent of Common Stock

Rutabaga Capital Management Boston, Massachusetts	872,821	(5)	9.53%

William Blair & Company, L.L.C. Chicago, Illinois	772,079	(6)	8.43%

Martina L. Bradford Washington, D.C.	5,100	(7)	*

Thomas E. Costello Longboat Key, Florida	1,000	(8)	*

Robert E. Evanson Holmdel, New Jersey	—		—

G. Waddy Garrett Richmond, Virginia	18,100	(9)	*

Keith Hamill Kent, England	3,120		*

Stephen E. Hare Richmond, Virginia	80,413	(10)	*

Edward B. Hutton, Jr. Vero Beach, Florida	19,500	(11)	*

Lisa S. Licata Richmond, Virginia	24,623	(12)	*

Gerard P. Lux, Jr. Charlotte, North Carolina	91,792	(13)	1.00%

Thomas C. Norris York, Pennsylvania	10,000	(14)	*

Russell M. Robinson, II Charlotte, North Carolina	24,272	(15)	*

James E. Rogers Richmond, Virginia	6,292	(16)	*

Wallace Stettinius Richmond, Virginia	117,903	(17)	1.29%

Paul K. Suijk Richmond, Virginia	21,682	(18)	*

Bruce V. Thomas Richmond, Virginia	149,559	(19)	1.61%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)(2)		Percent of Common Stock

All Directors, Nominees and Executive Officers as a Group (19 persons)	2,461,180	(20)	25.74%

*	Indicates that percent of the Company’s Common Stock does not exceed one percent.

(1)	Except as otherwise indicated and except to the extent that in certain cases shares may be held in joint tenancy with a spouse, each nominee, director, or executive officer has sole voting and investment power with respect to the shares shown.

(2)	Includes shares of Cadmus Common Stock subject to stock options that are currently exercisable or that will be exercisable within 60 days after July 31, 2004. Pursuant to the terms of the option awards made in prior years, all of the Company’s unvested options that were outstanding vested 100% as of July 1, 2004, as a result of the Company’s outperforming the cumulative total return of its peer group for the five years ended June 30, 2004.

(3)	Includes 128,045 shares held by Melham US Inc. (Melham), of which Mr. Puri is the controlling shareholder, and 1,643,324 shares held by Purico (IOM) Limited (Purico), of which Mr. Puri is the controlling shareholder. According to information provided by Mr. Puri, as of July 31, 2004, he has no voting power with respect to any of the shares held by Melham or Purico, no investment power with respect to the shares held by Purico and shared investment power with respect to the shares held by Melham. Mr. Puri holds 4,000 of his shares in the form of presently exercisable options.

(4)	Based on a listing of institutional holders of the Company’s Common Stock provided to the Company by NASDAQ OnlineSM, reflecting beneficial ownership as of June 30, 2004. According to Amendment No. 10 to Schedule 13G filed with the Securities and Exchange Commission (SEC) on February 11, 2004 by J. & W. Seligman & Co. Incorporated (J. & W. Seligman), as of December 31, 2003, J. & W. Seligman was the beneficial owner of 1,484,493 shares of Company Common Stock and had shared voting power with respect to 1,441,465 of the reported shares and shared investment power with respect to all 1,484,493 shares.

(5)	Based on a listing of institutional holders of the Company’s Common Stock provided to the Company by NASDAQ OnlineSM, reflecting beneficial ownership as of June 30, 2004. According to Amendment No. 3 to Schedule 13G filed with the SEC on February 4, 2004 by Rutabaga Capital Management (Rutabaga), as of December 31, 2003, Rutabaga was the beneficial owner of 848,715 shares of Company Common Stock and had sole voting power with respect to 330,065 of the reported shares, shared voting power with respect to 518,650 of the reported shares and sole investment power with respect to all 848,715 shares.

(6)	Based on a listing of institutional holders of the Company’s Common Stock provided to the Company by NASDAQ OnlineSM, reflecting beneficial ownership as of June 30, 2004. According to Amendment No. 2 to Schedule 13G filed with the SEC on February 6, 2004 by William Blair & Company, L.L.C. (William Blair), as of December 31, 2003, William Blair was the beneficial owner of 721,971 shares of Company Common Stock and had sole voting power and sole investment power with respect to all 721,971 shares.

(7)	Ms. Bradford holds 3,000 of her shares in the form of presently exercisable options.

(8)	Mr. Costello holds 1,000 of his shares in the form of presently exercisable options. Does not reflect additional 2,000 shares Mr. Costello and his wife purchased on August 16, 2004.

(9)	Includes 600 shares held by Mr. Garrett’s wife, as to which shares Mr. Garrett disclaims beneficial ownership, and 6,000 shares held in the form of presently exercisable options.

(10)	Includes 47,500 shares held in the form of presently exercisable options and 1,218 shares held for Mr. Hare’s account in the Cadmus account under the Cadmus Thrift Savings Plan.

(11)	Mr. Hutton holds 1,000 of his shares in the form of presently exercisable options.

(12)	Includes 15,000 shares held in the form of presently exercisable options and 160 shares held for Ms. Licata’s account in the Cadmus account under the Cadmus Non-Qualified Savings Plan.

(13)	Includes 84,467 shares held in the form of presently exercisable options and 2,325 shares held for Mr. Lux’s account in the Cadmus account under the Cadmus Thrift Savings Plan. Does not reflect additional 1,344 shares purchased by Mr. Lux between September 8 and 13, 2004 in the Cadmus account under the Cadmus Non-Qualified Savings Plan.

(14)	Mr. Norris holds 3,000 of his shares in the form of presently exercisable options.

(15)	Mr. Robinson holds 9,000 of his shares in the form of presently exercisable options.

(16)	Mr. Rogers holds 3,000 of his shares in the form of presently exercisable options.

(17)	Includes 102,103 shares held in an agency account by Bank of America, N.A., as to all of which shares Mr. Stettinius is the beneficial owner; 7,800 shares, also held in an agency account by Bank of America, N.A., for Mr. Stettinius’ wife, as to which shares Mr. Stettinius disclaims beneficial ownership; and 8,000 shares held in the form of presently exercisable options received as a director of the Company.

(18)	Includes 15,000 shares held in the form of presently exercisable options and 1,682 shares held for Mr. Suijk’s account in the Cadmus account under the Cadmus Thrift Savings Plan.

(19)	Includes 121,000 shares held in the form of presently exercisable options and 6,746 shares held for Mr. Thomas’ account in the Cadmus account under the Cadmus Thrift Savings Plan.

(20)	In addition to the executive officers named in the Summary Compensation Table, the beneficial ownership shown for executive officers of Cadmus reflects shares beneficially owned by Wayne B. Luck, Senior Vice President and Chief Information Officer, Christopher T. Schools, Vice President and Treasurer, and Bruce G. Willis, Vice President, Shared Services and Business Systems.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Cadmus’ directors and certain of its officers to file reports with the Securities and Exchange Commission indicating their holdings of, or transactions in, Cadmus’ equity securities. Based on a review of these reports and written representations furnished to Cadmus, Cadmus believes that, during fiscal year 2004, its directors and officers complied with all Section 16(a) filing requirements, except that due to administrative oversight Mr. Robinson made a late filing on Form 4 in September 2003 to report an August 2003 option exercise and Messrs. Hare and Luck each made a late filing on Form 4 in August 2004 to report a June 2004 surrender of shares to satisfy a tax withholding liability.

Item 1. Election of Directors

During fiscal year 2004, the Board of Directors increased the size of the Board from 11 to 12 members. To fill the vacancy resulting from this increase, the Board of Directors appointed Robert E. Evanson, effective August 18, 2004, to serve as a Class III director until the 2004 Annual Meeting. The Board of Directors is divided into three classes (I, II and III), with one class being elected each year for a term of three years. Martina L. Bradford, Robert E. Evanson, Russell M. Robinson, II, James E. Rogers and Wallace Stettinius currently serve as Class III directors, with terms expiring at the 2004 Annual Meeting. In accordance with Cadmus’ normal retirement policy for directors, Messrs. Robinson and Stettinius will not stand for re-election. The Board of Directors has nominated Ms. Bradford and Messrs. Evanson and Rogers to serve as Class III directors for terms of three years expiring at the 2007 Annual Meeting of Shareholders.

Class I and II directors who are not standing for election this year will continue in office for the remainder of their respective terms. In connection with Messrs. Robinson’s and Stettinius’ retirement from the Board of Directors effective with the Annual Meeting, the Board of Directors has determined to reduce the size of the Board to 10 members effective as of the Annual Meeting.

With the exception of Mr. Evanson, each of the nominees is a director standing for reelection. Mr. Evanson was appointed by our Board of Directors at the recommendation of our Nominating and Governance Committee. Mr. Evanson was recommended by Class I director Edward B. Hutton, Jr. and initially contacted for an interview by Mr. Hutton.

Your proxy will be voted to elect the nominees unless you instruct us otherwise. If, for any reason, any of the persons nominated should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate. In the alternative, the Board may reduce the size of any class to reflect the number of remaining nominees, if any, for whom the proxies will be voted.

Certain information concerning the three nominees for election at the Annual Meeting is set forth below, as well as certain information about the Class I and Class II directors, who will continue in office after the Annual Meeting until the 2005 and 2006 Annual Meetings of Shareholders, respectively.

NOMINEES FOR ELECTION AS

CLASS III DIRECTORS

(To Serve Until 2007 Annual Meeting)

Name (Age)	Director Since	Principal Occupation During Past Five Years and Directorships in Other Public Companies

Martina L. Bradford (52)	2000

Partner, Akin Gump Strauss Hauer & Feld, LLP, Washington, D.C. Former Corporate Vice President, Global Public Affairs of Lucent Technologies, a global provider of communication systems, software and services. Formerly, Corporate Vice President, Federal Government Affairs for AT&T.

Robert E. Evanson (67)	2004

Senior Advisor to Leveraged Transaction Group of Apax Partners, Inc., a $13 billion private equity company based in New York, New York, since May 2003. Formerly, President, McGraw-Hill Education from 2000 through 2002; Executive Vice President and Chief Operating Officer, McGraw-Hill Education from 1998 through 1999. Retired, certified public accountant.

James E. Rogers (59)	2000	President of SCI Investors, Inc., a Richmond, Virginia private equity firm. Chairman, Caraustar Industries, Inc. Director, New Market Corp., Owens & Minor, Inc. and Wellman, Inc.

The Board of Directors recommends that you vote FOR the foregoing nominees to the Board of Directors in Item 1.

CLASS I DIRECTORS

(Serving Until 2005 Annual Meeting)

Name (Age)	Director Since	Principal Occupation During Past Five Years and Directorships in Other Public Companies

Thomas E. Costello (65)	2002

Retired Chief Executive Officer, xpedx, an approximately $6.5 billion division of International Paper Company, specializing in the distribution of commercial printing paper, graphics and packaging solutions. Director, Cenveo, Inc. (formerly Mail-Well Inc.).

Keith Hamill (51)	2002

Chairman of several United Kingdom listed companies, including Luminar plc (leisure and venue bars), Collins Stewart Tullett plc (financial services), Moss Bros Group PLC (menswear retailer) and Alterian plc (software provider). Chairman of United Kingdom private equity-backed company Travelodge-Little Chef Limited (hotels and catering). Formerly, Chief Financial Officer of international retailer and publisher WH Smith PLC, Chairman of WH Smith USA and Chief Financial Officer of Forte PLC, international hotel and leisure group, and partner of PricewaterhouseCoopers. Fellow, Institute of Chartered Accountants for England. Former member, Urgent Issues Task Force of the United Kingdom Accounting Standards Board. Deputy Chancellor, University of Nottingham.

Edward B. Hutton, Jr. (59)	2002	President, GT Media, LLC, Vero Beach, Florida. Formerly, Chief Executive Officer, Lippincott Williams & Wilkins, a publishing company.

Name (Age)	Director Since	Principal Occupation During Past Five Years and Directorships in Other Public Companies

Nathu R. Puri (64)	1999	Non-Executive Chairman and controlling shareholder, Melton Medes Group and Melham Holdings Limited. Controlling shareholder, Condor Structure Limited and Purico (IOM) Limited.

CLASS II DIRECTORS

(Serving Until 2006 Annual Meeting)

Name (Age)	Director Since	Principal Occupation During Past Five Years and Directorships in Other Public Companies

G. Waddy Garrett (63)	1997

President, GWG Financial, LLC. Retired Chairman and Chief Executive Officer of Alliance Agronomics, Inc., a Mechanicsville, Virginia based fertilizer and distribution company. Director, Bank of Virginia and Reeds Jewelers, Inc.

Thomas C. Norris (66)	2000

Non-Executive Chairman of Cadmus. Retired Chairman of the Board of P. H. Glatfelter Company (now Glatfelter Co.), headquartered in York, Pennsylvania, a multi-national manufacturer of engineered and specialized printing papers. Formerly, Chairman, President and CEO of P. H. Glatfelter Company (now Glatfelter Co.). Director, York Water Company.

Bruce V. Thomas (48)	2000	President and Chief Executive Officer of Cadmus. Formerly, Senior Vice President and Chief Operating Officer of Cadmus.

Cadmus Board and Committee Meetings and Attendance

The Board of Directors of Cadmus held four meetings during the fiscal year ended June 30, 2004. All directors attended at least 75% of all meetings of the Board and committees on which they served. The Board believes that each director of Cadmus should attend each annual meeting of shareholders in its entirety and in person. All directors attended the 2003 Annual Meeting (except Mr. Purnell, who was not standing for re-election).

Cadmus’ Board of Directors is composed of a majority of directors who qualify as “independent” as defined by the NASDAQ Marketplace rules. To be considered independent, the Board of Directors must determine each year that a director does not have any direct or indirect material relationship with Cadmus that would impair the director’s independence. When assessing the “materiality” of any relationship a director has with Cadmus, the Board of Directors reviews all relevant facts and circumstances of the relationship to assure itself that no commercial, charitable or family relationship of a director impairs such director’s independence. The Board of Directors has affirmatively determined that each of the following directors qualifies as independent: Ms. Bradford and Messrs. Costello, Evanson, Garrett, Hamill, Hutton, Norris, Robinson, Rogers and Stettinius.

The Board has five standing committees: the Executive Committee, the Planning and Risk Management Committee, the Human Resources and Compensation Committee, the Audit Committee and the Nominating and Governance Committee. Each committee operates pursuant to a written charter adopted by the Board, which sets forth in more specific detail the duties and responsibilities of the committee. These charters are available at the Company’s website at www.cadmus.com under “Corporate Governance.”

The Executive Committee has a wide range of powers, but its primary duty is to act if necessary between scheduled Board meetings. For such purpose, the Executive Committee possesses all the powers of the Board in management of the business and affairs of Cadmus except as otherwise limited by Virginia law. The Executive Committee met four times during the fiscal year ended June 30, 2004. Members of the Committee are Messrs. Costello, Hutton, Norris (Chairman), Robinson, Rogers and Thomas.

The Nominating and Governance Committee assists the Board of Directors in reviewing the qualifications of director candidates (including candidates suggested by shareholders) and identifying qualified candidates to serve on the Board of Directors, in reviewing and evaluating the Board’s committee structure, responsibilities and membership, in reviewing and developing corporate governance and board governance practices and procedures and in evaluating the Board’s performance. The Board has determined that all three members of the Committee are independent in accordance with NASDAQ Marketplace rules. The Committee met four times during the fiscal year ended June 30, 2004. Members of the Committee are Ms. Bradford and Messrs. Hutton and Robinson (Chairman).

The Nominating and Governance Committee is responsible for evaluating the size and composition of the Board of Directors and approving the criteria used for board membership. It is also responsible for identifying and recommending to the Board of Directors specific nominees for board membership. As a general matter, candidates for nomination to the Board of Directors are recommended to the Committee by individual members of the Committee, by other Board members or by officers or employees of Cadmus. Cadmus’ newest director, Mr. Evanson, was initially brought to the Committee’s attention by the recommendation of an independent director currently serving on the board. The evaluation of board nominee candidates normally involves a review of the candidate’s background, experience and expertise, a series of internal discussions and one or more interviews and meetings between selected candidates and members of the Committee and other board members.

In evaluating board nominee candidates, the Committee’s goal is to identify the available candidates with the greatest potential to make a significant contribution to the Board and the Company. While the Committee has not established any specific minimum qualifications that a nominee must possess, it has identified the following characteristics as factors to be considered in evaluating potential new Board members: transactional expertise; new media expertise; operational expertise; diversity; strategic expertise; financial expertise; marketing expertise; corporate governance expertise; and industry expertise, especially in new markets targeted by the Company. The Committee’s emphasis and priorities in evaluating Board candidates and the relative weight which it attaches to each of these characteristics will vary from time to time based on the particular needs of the Board and the Company at the time and based on the expertise of the incumbent members of the Board of Directors.

The Committee will consider candidates for Board membership recommended by shareholders, and those candidates will be reviewed and evaluated by the Committee using the same process and the same criteria then being applied to other candidates. A shareholder desiring to recommend a candidate for Board membership to the Committee must make the recommendation in writing and forward it to the Nominating and Governance Committee, c/o Corporate Secretary, Cadmus Communications Corporation, 1801 Bayberry Court, Suite 200, Richmond, Virginia 23226. To give the Committee sufficient time to review and evaluate the recommendation, it must be delivered not later than 120 days prior to the anniversary date of the mailing of the proxy statement for the prior year’s annual meeting of shareholders. The recommendation must include the name and contact information of the recommending shareholder, the name and contact information of the candidate recommended for board membership, a resume of the Board candidate containing relevant biographical information, a description of the Board candidate’s experience, expertise and other qualifications relevant to service on the Board, a statement that the candidate has agreed to serve on the Board of Directors if nominated and elected, and any other information which the recommending shareholder believes that the Committee should consider.

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management has established, and the audit process. The Board has determined that all five members of the Committee satisfy the financial literacy and independence requirements of the Securities and Exchange Commission and the NASDAQ Marketplace rules with respect to Audit Committee membership. The Audit Committee met five times during the fiscal year ended June 30, 2004. Members of the Committee are Messrs. Garrett, Hamill, Norris, Rogers (Chairman) and Stettinius. The Board has determined that Mr. Hamill is an Audit Committee financial expert as defined in Item 401 of Regulation S-K of the Securities Act of 1933.

The primary function of the Human Resources and Compensation Committee is to assist the Board in carrying out the responsibilities of the Board of Directors relating to executive compensation, associate benefits and human resources policies and procedures. The Board has determined that all five members of the Committee are independent in accordance with the NASDAQ Marketplace rules. The Committee met seven times during the fiscal year ended June 30, 2004. Members of the Committee are Ms. Bradford and Messrs. Costello (Chairman), Garrett, Hamill and Stettinius.

The primary function of the Planning and Risk Management Committee is to review, evaluate and make recommendations to the Board of Directors regarding the Company’s strategic and operational planning and budgeting process, operation and financial performance, proposed acquisitions, divestitures and other material transactions, capital and debt structure and insurance and risk management programs. The Planning and Risk Management Committee met four times during the fiscal year ended June 30, 2004. Members of the Committee are Messrs. Costello, Hutton (Chairman), Puri and Rogers.

Compensation Committee Interlocks and Insider Participation

Members of the Human Resources and Compensation Committee are Ms. Bradford and Messrs. Costello (Chairman), Garrett, Hamill and Stettinius. No member of this committee is or has been an employee of Cadmus within the past nine years. Furthermore, none of Cadmus’ executive officers has served on the board of directors of any company of which a Human Resources and Compensation Committee member is an employee.

Directors’ Compensation

Cash Compensation.    Each director of Cadmus who is not also an executive officer of Cadmus receives: (a) an annual retainer of $10,000; (b) $1,250 for attendance at each Board meeting; (c) $800 for attendance at each committee meeting; (d) $800 for each committee or Board meeting conference call in which he participates; and (e) $400 for each quarterly earnings conference call in which he participates. The Chairman of the Board of Directors receives an additional $50,000 annually. Thomas C. Norris presently serves as Chairman of the Board of Directors. The Chairman of each committee, other than the Executive Committee, also receives an additional $2,000 annually.

Each director also is reimbursed for usual and ordinary expenses of meeting attendance. A director who also is an employee of Cadmus or its subsidiaries receives no additional compensation for serving as a director.

Cadmus has in effect a plan under which directors may elect to defer their annual retainers and attendance fees generally until after the termination of their service on the Board.

Non-Employee Director Stock Compensation Plan.    The 1997 Non-Employee Director Stock Compensation Plan, which previously provided for grants of options for 1,000 shares of Cadmus stock from November 15, 1998 through November 15, 2002, expired with its November 15, 2002 grants. Consequently, no grants were made in November 2003. If approved by shareholders, the 2004 Non-Employee Director Stock Compensation Plan (which is submitted for shareholder approval and described in more detail under “Item 4. Approval of the 2004 Non-Employee Director Stock Compensation Plan” on page 43) would provide for annual grants of options for 1,000 shares of Cadmus stock from November 15, 2004 through November 15, 2008 to each person serving as a member of the Board on each such November 15.

Certain Relationships and Other Transactions with Management

On April 1, 1999, Cadmus purchased all of the outstanding shares of Melham Holdings, Inc., whose principal operating subsidiary was Mack Printing Company. As a result of the purchase, Nathu R. Puri, a Class I director, directly and indirectly received as partial consideration approximately $5.8 million in subordinated promissory notes of Cadmus. The notes were redeemed in full on May 3, 2004.

In addition, pursuant to a lease agreement entered into in August 1998, Cadmus’ Port City Press subsidiary (which operates within the Cadmus Professional Communications group) leases its manufacturing and distribution facility in Baltimore, Maryland from an indirect subsidiary of a company whose majority shareholder is Mr. Puri. The initial term of the lease agreement is 20 years, with options available to the tenant to extend the lease for four additional terms of five years each. For the first five years of the lease, the annual rent was $977,407, with the rent increasing approximately 14.5% every fifth year, so that the annual rent is currently $1,119,129 and will be $1,467,207 for years sixteen through twenty. The annual rent for the first extension term is $1,613,928. The annual rent for subsequent extension terms is to be based on fair market rent not less than $1,467,207.

Russell M. Robinson, II, a Class III director, currently serves as a member of the Executive Committee and as Chairman of the Nominating and Governance Committee and served as Chairman of the Board of Directors from July 1, 2000 through June 30, 2001. The firm of Robinson, Bradshaw and Hinson, P.A., of which Mr. Robinson is President and a shareholder, performed legal services for Cadmus during fiscal year 2004. Although Mr. Robinson’s term as a director will expire at the Annual Meeting, it is anticipated that the firm will continue to provide legal services to Cadmus during fiscal year 2005.

From time to time, Cadmus and its subsidiaries may purchase products from or utilize services of other corporations of which a Cadmus director is a director, officer or employee. Such transactions occur in the ordinary course of business and are not deemed material.

Communications with the Board of Directors

Cadmus provides an informal process for its shareholders to send communications to its Board of Directors, to any committee of the Board, or to one or more individual directors. Such communications should be in writing and sent by mail to Cadmus Communications Corporation, Attention: Corporate Secretary, 1801 Bayberry Court, Suite 200, Richmond, VA 23226. The Corporate Secretary will transmit all such communications to the person or persons to whom they are directed.

Executive Compensation

The following table shows, for the fiscal years ended June 30, 2004, 2003 and 2002, the total salary and compensation awarded to or earned by the Company’s Chief Executive Officer and the other most highly compensated executive officers as of June 30, 2004.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name (Age) and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compensa- tion ($)(2)	Restricted Stock ($)(3)		Securities Underlying Options/ SARs (#)	All Other Compen- sation ($)(4)
Bruce V. Thomas (48) President and Chief Executive Officer	FY04 FY03 FY02	$446,538 450,000 375,000	$225,000 245,000 30,000	— — —	$	— 95,700 —	— 10,000 20,000	$3,907 4,452 3,047

Stephen E. Hare (51) Executive Vice President and President, Publisher Services Group (5)	FY04 FY03 FY02	$382,085 375,000 269,231	$100,000 170,000 80,000	$49,324 30,878 —	$	— 186,126 102,300	— 7,500 40,000	$4,815 5,040 5,052

Gerard P. Lux, Jr. (46) President, Cadmus Specialty Packaging	FY04 FY03 FY02	$282,698 255,481 250,000	$275,000 — 112,610	— — —	$	— 47,850 —	— 5,000 12,000	$3,418 4,324 2,924

Paul K. Suijk (47) Senior Vice President and Chief Financial Officer (6)	FY04 FY03 FY02	$239,279 100,385 —	$82,500 40,000 —	136,676 22,142 —	$	— 47,850 —	— 15,000 —	$4,930 97 —

Lisa S. Licata (43) Senior Vice President of Human Resources and Corporate Secretary	FY04 FY03 FY02	$204,407 200,000 25,385	$65,000 73,000 5,000	— — —	$	— 47,850 —	— 5,000 10,000	$3,431 4,015 14

(1)	Reflects salary before pretax contributions under the Cadmus Thrift Savings Plan and non-qualified plans.

(2)	Mr. Hare’s “Other Annual Compensation” included: in fiscal 2004, $40,924 in tax reimbursement payments in connection with taxes he incurred upon the vesting of a portion of his restricted Cadmus stock and an $8,400 automobile allowance; and in fiscal 2003, $22,478 in tax reimbursement payments in connection with taxes he incurred upon the vesting of a portion of his restricted Cadmus stock and an $8,400 automobile allowance. Mr. Suijk’s “Other Annual Compensation” included: in fiscal 2004, a relocation allowance of $128,276 and an automobile allowance of $8,400; and in fiscal 2003, a relocation allowance of $18,750 and an automobile allowance of $3,392. For the fiscal years ended June 30, 2004, 2003 and 2002, none of the other named executive officers received perquisites or other personal benefits in excess of $50,000 or 10% of their total cash compensation.

(3)

At June 30, 2004, Messrs. Thomas, Hare, Lux, Suijk and Ms. Licata held 6,666, 16,666, 3,333, 3,333 and 3,333 shares, respectively, of Cadmus restricted stock, having an aggregate value of $98,323.50, $245,823.50, $49,161.75, $49,161.75 and

$49,161.75, respectively, based on a closing market price of $14.75 per share. One-third of the shares vests on each of the first, second and third anniversaries of the grant date. Cadmus pays dividends on these restricted shares.

(4)	Fiscal year 2004 includes: (i) the match by Cadmus or its subsidiaries under the Cadmus Thrift Savings Plan in the amounts of $3,250 for Mr. Thomas, $3,375 for Mr. Hare, $3,340 for Mr. Lux, $4,594 for Mr. Suijk and $3,393 for Ms. Licata, and (ii) life insurance premiums paid by Cadmus in the amounts of $657 for Mr. Thomas, $1,440 for Mr. Hare, $78 for Mr. Lux, $336 for Mr. Suijk and $38 for Ms. Licata.

(5)	Mr. Hare joined the Company on September 24, 2001.

(6)	Mr. Suijk joined the Company on January 20, 2003.

Stock Options

No stock options were granted during the fiscal year ended June 30, 2004.

The following table reflects certain information regarding the exercise of stock options during the fiscal year ended June 30, 2004, as well as information with respect to unexercised options held at such date by each of the named executive officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised “In the Money” Options at Fiscal Year End ($) Exercisable/Unexercisable
Bruce V. Thomas	12,000	$5,040	97,465/53,335	$228,677/$259,654
Stephen E. Hare	—	—	6,666/40,834	$48,828/$180,997
Gerard P. Lux, Jr.	—	—	69,533/28,334	$113,009/$133,214
Paul K. Suijk	—	—	— /15,000	— /$77,550
Lisa S. Licata	—	—	— /15,000	— /$48,250

Employment Agreement

Cadmus has an amended and restated employment agreement with Bruce V. Thomas which provides for a three-year term initially expiring June 30, 2006, and which also provides for successive, automatic one-year extensions which began on July 1, 2004, and which continue on each July 1 thereafter, unless the Company gives notice that the term of the contract will not be further extended. Mr. Thomas’ employment agreement is currently scheduled to expire on June 30, 2007. Under the agreement, Mr. Thomas serves as the President and Chief Executive Officer of the Company during the term of the contract at an annual base salary of not less than $450,000 per year. The agreement also provides that Mr. Thomas will be eligible for incentive compensation awards based on performance, stock option awards and benefits under all other employee benefit and incentive plans provided by the Company to its senior management.

Mr. Thomas may be terminated as an officer and employee of the Company at any time, with or without “cause.” Termination without cause is subject to 30 days’ written notice by the Company. Termination for cause may be effected without prior notice. Mr. Thomas also may resign at any time upon 30 days’ written notice to the Company. Generally speaking, “cause” is defined to mean (1) fraud, dishonesty or moral turpitude, (2) material dereliction in the performance of duties, (3) willful misconduct or gross negligence, (4) fraudulent or dishonest behavior, or (5) other egregious conduct in violation of the Cadmus Code of Conduct.

In the event of termination by the Company without cause, or a termination by Mr. Thomas for “employee cause,” Mr. Thomas will receive (1) a severance benefit for the succeeding 30 months based on an average of his salary and incentive bonus for the two years preceding his termination, as well as certain supplemental pension payments and “SERP equivalent” payments, (2) all stock options granted to Mr. Thomas will be fully vested and exercisable for an 18-month period (but not beyond the maximum term specified in the applicable option agreement), and Mr. Thomas will have the right to require the Company to purchase his outstanding options during that 18-month period and (3) Mr. Thomas (and his eligible family members) will be entitled to participate during the 30-month severance period in the Company’s welfare benefit plans subject to certain exceptions. Generally speaking, “employee cause” means (1) a material uncured breach of the agreement by the Company, (2) a material change in Mr. Thomas’ duties, status, title, responsibilities or authority, (3) failure of the Company to allow participation by Mr. Thomas in Company benefit plans, (4) receipt by Mr. Thomas of notice that the Company will not agree to any further automatic one-year extensions of the agreement, (5) relocation of the Company’s headquarters more than 25 miles from Richmond, or (6) termination of the Company’s business.

In the event of termination by the Company with cause, or in the event Mr. Thomas resigns his position, Mr. Thomas will not be entitled to any compensation, bonus or benefits under the agreement other than his earned and unpaid base salary and any other payments or benefits payable as a matter of law.

Under the agreement, Mr. Thomas agrees that during the 30-month period following termination he will not compete against Cadmus, solicit employees from Cadmus, or interfere with Cadmus’ vendor relationships. The agreement also provides that in the event of a “change in control,” Mr. Thomas’ entitlements will be governed by the employee retention agreement he has with the Company as described below under “Change in Control Agreements.”

Change in Control Agreements

Cadmus has entered into agreements with Messrs. Thomas, Hare, Lux, Suijk, Ms. Licata and three other managers that provide for severance payments and certain other benefits if their employment terminates after a “change in control” (as defined therein) of Cadmus. Payments and benefits will be paid under these agreements only if, within three years for Mr. Thomas and two years for other officers following a change in control (or such shorter period from the date of any change in control to normal retirement) the employee (i) is terminated involuntarily without “cause” (as defined therein) and not as a result of death, disability or normal retirement, or (ii) terminates his employment voluntarily for “good reason” (as defined therein). “Change in control” is defined generally to include (i) an acquisition of 20% or more of Cadmus’ voting stock, (ii) certain changes in the composition of the Cadmus Board of Directors, (iii) shareholder approval of certain business combinations or asset sales in which Cadmus’ historic shareholders hold less than 60% of the resulting or purchasing company, or (iv) shareholder approval of the liquidation or dissolution of Cadmus.

In the event of such termination following a change in control, the employee will be entitled to receive a lump sum severance payment, certain other payments and a continuation of employee welfare benefits. Severance payments under these agreements are determined by a formula that takes into account base salary, annual bonus and years of employment and are subject to certain minimums and maximums. Under this formula, Mr. Thomas will be entitled to the maximum severance payment, which will be an amount equal to 2.99 times the sum of his base salary and annual bonus for the year in which termination occurs, or for the fiscal year ended June 30, 2000, whichever is higher. The total amount payable to Mr. Thomas may exceed the maximum amount that may be paid without the imposition of a federal excise tax on Mr. Thomas, and if excise tax is due, Mr. Thomas will receive an additional payment in an amount sufficient to pay the excise tax and the additional taxes due with respect to such additional payment.

Equity Compensation Plan Information

The following table sets forth information as of June 30, 2004 with respect to certain compensation plans under which equity securities of Cadmus are authorized for issuance, determined without regard to the proposed authorized shares under the 2004 Key Employee Stock Compensation Plan or 2004 Non-Employee Director Stock Compensation Plan addressed in Items 3 and 4 below.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders (1)	1,046,682	$12.35	-0-	(2)

Equity compensation plans not approved by shareholders	-0-	n/a	25,000	(3)

Total	1,046,682	$12.35	25,000

(1)	These plans consist of: (a) the 1990 Long Term Incentive Stock Plan, (b) the 1992 Non-Employee Director Stock Compensation Plan, and (c) the 1997 Non-Employee Director Stock Compensation Plan.

(2)	The 1992 Non-Employee Director Stock Compensation Plan expired August 15, 1997, the 1997 Non-Employee Director Stock Compensation Plan expired November 15, 2002, and the 1990 Long Term Incentive Stock Plan expired June 30, 2003.

(3)	All 25,000 shares are available to be issued under the Non-Qualified Savings Plan.

Non-Qualified Savings Plan.    Cadmus’ Deferred Compensation Plan and Non-Qualified Thrift Plan were merged into a new Non-Qualified Savings Plan in 2002. Under the current plan, eligible employees can defer portions of their base salary and incentive pay under the executive compensation program to purchase shares of various mutual funds or Cadmus common stock. Eligible employees generally are vice president-level employees, or above, and designated senior sales leaders. All deferrals are 100% vested immediately. Cadmus makes no matching or other contributions to the plan. Distribution of deferrals is normally made after a participant’s cessation of employment in a lump sum or in periodic installments. The plan is administered by Cadmus with oversight responsibility by the Human Resources and Compensation Committee. Cadmus has authorized up to 25,000 shares of Cadmus common stock for issuance under the Non-Qualified Savings Plan, subject to an increase to 100,000 shares with shareholder approval. As of June 30, 2004, no shares authorized under this plan had been issued.

Retirement Benefits

Pension Plan.    Prior to July 31, 2003, substantially all non-union employees of Cadmus and its participating subsidiaries (other than former Mack Printing Company employees not employed in the Easton, Pennsylvania facility) who were 21 years of age or older and who were credited with at least one year of service with Cadmus or a participating subsidiary were covered by the Cadmus Pension Plan (the “Pension Plan”). As of July 31, 2003, all participation and benefit accrual was frozen for current employees. The Pension Plan is a non-contributory defined benefit pension plan under which retirement benefits are generally based on periods of active participation. A non-union participant earned a retirement benefit expressed as an annuity for life equal to 1.6% of his or her base compensation through July 31, 2003 (exclusive of non-guaranteed commissions, bonuses, overtime pay and similar payments; but with a transition rule including commissions and the straight time portion of overtime for non-highly compensated employees participating in the Mack Pension Plan on December 31, 2000) for each year of service. Different benefit formulas applied prior to July 1, 1985, and a special transition rule applied through December 31, 1991.

Because retirement benefits for non-union participants under the Pension Plan are based on career average compensation, a table showing annual retirement benefits based upon final average compensation and years of service is inappropriate and has been omitted. Based on the benefit formula in effect on and after July 1, 1985, and the freezing of benefit accrual as of July 31, 2003, the estimated annual benefits at age 65 (which are not subject to any deduction for Social Security or other offset amount) payable for the named executive officers are $27,796 for Mr. Thomas, $3,200 for Mr. Hare, $33,283 for Mr. Lux, $0 for Mr.

Suijk and $264 for Ms. Licata. Mr. Suijk did not meet the one year eligibility requirements to join the plan prior to the plan freeze on July 31, 2003.

Cadmus Supplemental Executive Retirement Plan.    Cadmus maintains the Cadmus Supplemental Executive Retirement Plan (the “SERP”) to provide supplemental retirement benefits for certain key employees of Cadmus and its participating subsidiaries who are credited with at least five years of service and who are selected by the Board of Directors of Cadmus for participation in the SERP. The Board may waive all or any part of the five year service requirement. The SERP is a non-qualified unfunded plan which covers 8 active key employees of Cadmus and its participating subsidiaries. The retirement or death benefit payable under the SERP is a 15-year term certain annuity equal to 30% of the participant’s final average (highest three years out of last ten) base compensation (exclusive of non-guaranteed commissions, bonuses, overtime pay or similar payments) generally commencing at the participant’s normal retirement age (which is age 65 for employees last hired prior to age 60 or otherwise is the fifth anniversary of commencement of participation). Benefits are not subject to any reduction for Social Security or other offset amount.

The following table shows the estimated annual retirement benefits payable to SERP participants in the following average final compensation and years of service classifications assuming retirement at age 65. Average compensation under the SERP includes only the amounts set forth under “Salary” in the Summary Compensation Table on page 17.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

Highest 3-Year Average Compensation	5	10	15	20 and over
100,000	$7,500	15,000	22,500	$30,000
125,000	9,125	18,750	28,125	37,500
150,000	11,250	22,500	33,750	45,000
175,000	13,125	26,250	39,375	52,500
200,000	15,000	30,000	45,000	60,000
225,000	16,875	33,750	50,625	67,500
250,000	18,750	37,500	56,250	75,000
300,000	22,500	45,000	67,500	90,000
350,000	26,250	52,500	78,750	105,000
400,000	30,000	60,000	90,000	120,000
450,000	33,750	67,500	101,250	135,000
500,000	37,500	75,000	112,500	150,000

Credited years of service under the SERP as of the fiscal year ended June 30, 2004 are: Mr. Thomas -12; Mr. Hare -7; Mr. Lux -21; Mr. Suijk -1; and Ms. Licata -2.

Report of the Human Resources and Compensation Committee on Executive Compensation

The Human Resources and Compensation Committee has responsibility for all aspects of the compensation program for Cadmus’ executive officers. The Committee is made up of only non-employee directors who do not participate in any of the executive compensation plans they administer. Working in collaboration with Cadmus senior management and outside consultants, the Committee administers this executive compensation program to fulfill the objectives outlined below.

Principal Objectives.    The principal objectives of the executive compensation program are: (i) to attract and retain a highly-qualified management team; (ii) to motivate this team to achieve corporate objectives; (iii) to ensure that executive compensation is integral to, and supportive of, the Cadmus strategy and other Cadmus management benefits, systems and processes; and (iv) to link pay with performance in a number of respects, most notably linking executive compensation and long-term shareholder value so that increases in executive compensation are directly related to the creation and maintenance of value for the Company’s shareholders.

The primary components of the Company’s executive compensation program are:

•	competitive base salaries,

•	short-term incentive payments,

•	long-term incentive awards, and

•	the Supplemental Executive Retirement Plan.

In addition to the Company’s basic benefits package provided to substantially all employees, the Company also provides certain enhanced benefits and rights for select executives through a Non-Qualified Savings Plan. The Non-Qualified Savings Plan is employee funded only and generally allows eligible employees to defer salary and bonuses on a pre-tax basis in addition to any contributions they make under the Company’s Thrift Savings Plan. The Company also provides employee retention (change in control) agreements to select executives. The Committee is responsible for substantially all aspects of these enhanced benefits and rights provided to Cadmus’ executive officers.

U.S. Income Tax Limits on Deductibility.    The Committee considered the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code that was enacted in 1993. Under this provision, beginning in 1994 a publicly-held corporation is not permitted to deduct compensation in excess of one million dollars per year paid to the chief executive officer or any one of the other named executive officers except to the extent the compensation was paid under compensation plans meeting certain tax code requirements. The Committee noted that the Company does not currently face the loss of this deduction for compensation. The Committee nevertheless determined that, in reviewing the design of and administering the executive compensation program, the Committee will continue in the future to preserve the Company’s tax deductions for executive compensation unless this goal conflicts with the primary objectives of the Company’s compensation program.

Competitive Base Salaries.    In keeping with the long-term and highly technical nature of Cadmus’ business, the Committee takes a long-term approach to executive compensation. This career-oriented philosophy requires a competitive base salary. Salaries for Cadmus executive officers are established and administered by means of salary grades and salary ranges. All Cadmus executive officers are assigned a base salary grade that is reviewed annually to ensure that base salaries are generally competitive with the market based on peer group comparisons and the periodic input of independent compensation consultants retained by the Committee.

Short-Term Incentive Payments.    The Company utilizes an Incentive Plan under which its executive officers and certain other employees may earn annual incentive payments based on their business unit’s performance as well as the overall financial performance of Cadmus. A grid based primarily upon operating profits and earnings improvements for each Cadmus business unit generates a variable “pool” from which the short-term incentives are paid. As operating profits increase, the pool grows. The pool earned by a business unit may be increased or decreased, but not eliminated, by the corporate earnings per share for the year.

At the beginning of each fiscal year, senior management presents for consideration and approval by the Committee the recommended short-term incentive curves for Cadmus and each Cadmus business unit. At the conclusion of the fiscal year, senior management recommends to the Committee specific short-term awards to be made under the Incentive Plan. Those recommendations are based, among other factors, on individual performance, as well as the performance and profitability of the applicable business unit. A portion of each incentive award also is determined by the financial performance of Cadmus. The Committee then considers and approves, to the extent it believes appropriate, the incentive pools generated by the incentive curves and the specific incentive award recommendations of senior management. For executive officers, at budgeted performance levels the Incentive Plan generally should have the potential to generate awards in the range of 25-60% of base salary. Under the Incentive Plan, the Committee reserves the right to adjust the incentive pool and/or individual awards to meet minimally acceptable earnings per share requirements, for individual or division performance that falls below the plan threshold or above the plan maximum, and for any individual performance determined to require either a positive or negative adjustment.

Long-Term Incentive Awards.    Long-term incentive awards are intended to develop and retain strong management through share ownership and incentive awards that recognize future performance. Although the Committee believes that long-term incentive awards are an important component of executive compensation, executive officers did not receive any long-term incentive awards in fiscal 2004, because the Company’s 1990 Long Term Incentive Stock Plan expired in June 2003.

The 1990 Plan was an omnibus plan that provided for awards of incentive and non-qualified stock options, SARs, restricted stock grants, performance units or shares, as well as “other stock-unit” awards. Options issued prior to fiscal year 1998 became exercisable over 5 years with accelerated performance vesting criteria. Other options issued in fiscal year 1999, primarily to executives and managers who were not executive officers of the Company, vested immediately. Options issued in fiscal years 2000, 2001, 2002 and 2003 under the 1990 Long Term Incentive Stock Plan generally become exercisable over a period of 3 years (normally, one-third of each award becomes vested and exercisable at the end of each of the second, third and fourth calendar years following the calendar year in which the award is made) with earlier vesting if the Company’s performance exceeds specific standards established by the Committee. Under the performance criteria, vesting for a year’s grants normally is accelerated if Cadmus’ cumulative total return reported in its annual proxy statement as of the end of any fiscal year beginning after the award date exceeds its peer group’s cumulative total return for the same period. Variations in the specifics of the vesting and performance dates occur in some grants depending on the circumstances and the time of year at which the grant was made. In fiscal 2004, Cadmus’ cumulative total return exceeded its peer group’s cumulative total return for the five years ended June 30, 2004. As a result, all options under this plan vested as of July 1, 2004. Options generally have a ten-year term subject to early termination under certain circumstances and typically have an option exercise price equal to the market value of the Common Stock at the date of grant. Thus, the Common Stock must appreciate before an executive officer receives any benefit from an option grant.

In 2003, the Committee made stock option awards and, on a more limited basis, restricted stock grants. Previously, the only restricted stock awards were made in connection with the hiring of the Company’s current Executive Vice President and President, Publisher Services Group. The 2003 restricted stock awards generally vest over three years (one-third per year) with earlier vesting in the case of death, disability, retirement or a change in control.

The 2004 Key Employee Stock Compensation Plan, an omnibus plan which is submitted for shareholder approval in Item 3 of this proxy statement, if approved by shareholders, will provide for awards of incentive and non-qualified stock options, SARs, restricted stock grants, performance units or shares, as well as “other stock-unit” awards and is substantially the same as the Company’s expired 1990 Long Term Incentive Stock Plan described above. A summary of the material terms of the new plan is provided in “Item 3. Approval of the 2004 Key Employee Stock Compensation Plan” on page 31.

Supplemental Executive Retirement Plan.    Supplemental executive retirement benefits are provided under the Cadmus Supplemental Executive Retirement Plan. Under this plan, executives earn an additional retirement benefit equal to 30% of the executive’s final average base compensation generally commencing at the participant’s normal retirement age payable as a 15-year term certain annuity. The Committee may waive all or part of the five-year service requirement. See “Retirement Benefits — Cadmus Supplemental Executive Retirement Plan.”

Chief Executive Officer Compensation.    Compensation for the Company’s Chief Executive Officer is established in accordance with the principles and objectives outlined above. For Mr. Thomas’ fiscal year 2004 salary, the Committee considered internal and external information and data, including a survey of chief executive officer compensation at other public manufacturing companies deemed comparable to the Company and the financial performance of the Company during fiscal year 2003. The Committee also retained an independent consulting firm in fiscal years 2004 and 2003 specializing in executive compensation to assist with this analysis. Because Mr. Thomas had received a sizeable increase in fiscal year 2003, his base salary was not increased for fiscal year 2004.

In determining Mr. Thomas’ short term incentive award for 2004, the Committee noted that during fiscal 2004 the Company (i) made significant progress repaying and reducing its debt and successfully refinanced all of its debt, (ii) achieved sequential improvement in adjusted earnings for each quarter and for the year as a whole, (iii) achieved significantly improved results in its specialty packaging business, (iv) made significant progress in the development of proprietary and differentiating products and services in all of its market-focused divisions, (v) made significant progress in the development and deployment of its KnowledgeWorksTM, MediaWorksTM, ArticleWorksTM and Rapid Production ManagerTM products, and (vi) made strides toward improving the margin in the Company’s Specialty Publications division. The Committee also noted that the Company achieved its business plan and achieved improved performance year over year. Based on the foregoing, and recognizing the Company’s progress toward long-range strategic goals, the Committee awarded Mr. Thomas a $225,000 short-term incentive award for 2004.

Ownership Guidelines.    The Committee has established specific guidelines for executive Common Stock ownership to be achieved over a seven-year period starting in October 2000 or the date the individual became a Cadmus executive, if after October 2000. Under the guidelines, executives are expected to own Common Stock equating to 100% to 200% of their base salary depending on the level of their position (e.g., Mr. Thomas’ targeted ownership level at the end of the seven years is 200%). If an executive is promoted and thereby moves into a higher target ownership level under the guidelines, a new seven-year period begins with respect to the executive’s new ownership guideline. The consequence of an executive’s failure to meet the targeted ownership level is determined by the Committee, and that executive’s after-tax payments of future salary increases and incentive awards may be made in the form of Cadmus stock (rather than cash) until the targeted level is achieved. The purpose of the equity ownership guidelines is to ensure that executives have and maintain a meaningful actual, rather than potential, equity ownership position that reflects the position they hold within Cadmus. The status of this program is reported quarterly to the Board and formally reviewed each August by the Board to determine compliance as well as overall progress towards long-range achievement of the seven-year goal. The Committee believes that while stock options help to align executive compensation with shareholder interests by creating a potential to share in any increase in share value, actual equity ownership positions will also align management interests with shareholder interests. Similar stock ownership guidelines apply to all Board members.

In this regard, the Non-Qualified Savings Plan and the Thrift Savings Plan permit executives to invest in Common Stock with pre-tax salary and bonus reduction contributions.

Summary.    The Committee is responsible for seeing that Cadmus’ compensation program serves the best interests of its shareholders. In the opinion of the Committee, subject to the approval by shareholders of the 2004 Key Employee Stock Compensation Plan (see Item 3 of this proxy statement) to replace the 1990 Long Term Incentive Stock Plan that expired in June, 2003, Cadmus continues to have an appropriate and competitive compensation program, which has served the Company and its shareholders well. The combination of base salary, short-term bonuses and emphasis on long-term incentives provides a balanced and stable foundation for effective leadership.

Submitted by the Human Resources and Compensation Committee:

Thomas E. Costello, Chairman

Martina L. Bradford

G. Waddy Garrett

Keith Hamill

Wallace Stettinius

Report of the Audit Committee

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management has established and the Company’s audit processes. The Committee also recommends to the Board, subject to shareholder ratification, the selection of the Company’s independent auditors. The Directors who serve on the Committee satisfy the financial literacy and independence requirements of the Securities and Exchange Commission and NASDAQ Marketplace Rules relating to audit committees. In addition, the Board of Directors has determined that Mr. Hamill is an Audit Committee financial expert as defined in Item 401 of Regulation S-K of the Securities Exchange Act of 1934.

The Committee operates under a written charter adopted by the Board of Directors, most recently amended on April 27, 2004. The Committee reviews the adequacy of the charter at least annually. A copy of the Committee’s charter is attached to this proxy statement as Appendix A and is also available on the Company’s website at www.cadmus.com under “Corporate Governance.”

In carrying out its responsibilities, the Committee looks to management and the independent auditors. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, financial reporting process and internal controls. The Company’s independent auditors, Ernst & Young LLP (Ernst & Young), are responsible for auditing the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report as to the statements’ conformity with generally accepted accounting principles. The Committee’s responsibility is to monitor and oversee these processes.

In this context, the Committee met five times during fiscal year 2004 and held several discussions with management and with Ernst & Young. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited consolidated financial statements with management and Ernst & Young. The Committee discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

Ernst & Young also provided to the Committee the letter and written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee discussed with Ernst & Young its independence from the Company and management, including any non-audit services performed by it. The Committee determined that the provision of these non-audit services by Ernst & Young is compatible with maintaining its independence.

The Committee discussed with the Company’s internal auditors and Ernst & Young the overall scope and plans for their respective audits. The Committee met with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above and the Committee’s review of the representations of management and the report of Ernst & Young to the Committee, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2004, for filing with the Securities and Exchange Commission (SEC).

Submitted by the Audit Committee:

James E. Rogers, Chairman

G. Waddy Garrett

Keith Hamill

Thomas C. Norris

Wallace Stettinius

Item 2. Ratification of the Selection of Auditors

Ernst & Young LLP served as the Company’s independent auditors with respect to the audit of Cadmus’ consolidated financial statements for the fiscal year ended June 30, 2004. The Audit Committee has selected Ernst & Young as independent auditors for Cadmus for the fiscal year ending June 30, 2005, subject to ratification by the shareholders.

If not otherwise specified, proxies will be voted in favor of ratification of the appointment. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

The Board of Directors recommends that you vote FOR Item 2 to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2005.

Audit Committee Pre-Approval Policy

Pursuant to the terms of the Company’s Audit Committee Charter, the Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the Company’s independent auditors. The Audit Committee, or a designated member of the Audit Committee, must pre-approve all audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. The Audit Committee has delegated interim pre-approval authority to Mr. Rogers, Chairman of the Audit Committee. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting.

The Audit Committee has pre-approved all audit, audit-related and permitted non-audit services provided by the independent auditors to the Company and the related fees for such services, and has concluded that such services are compatible with the auditors’ independence.

Principal Accountant Fees

The following table presents fees for professional services rendered by Ernst & Young for the audit of the Company’s annual consolidated financial statements for the years ended June 30, 2004 and June 30, 2003, and fees billed for other services rendered by Ernst & Young during those periods. Certain amounts for 2003 have been reclassified to conform to the 2004 presentation:

	2004	2003
Audit Fees	$412,795	$328,340
Audit-Related Fees	42,995	3,500
Tax Fees	20,800	44,600
All Other Fees	—	—

	$476,590	$376,440

Audit Fees include the audit of the Company’s annual consolidated financial statements and reviews of the unaudited financial statements included in the Company’s quarterly reports. Audit Fees also include comfort letters issued in 2004 and assistance with the SEC comment letter in 2003. Also included are consultations as to the accounting or disclosure treatment of actual or proposed transactions or events and the Company’s assessment of the impact of new or proposed accounting pronouncements, or interpretations and proposed changes to existing pronouncements by standard setting bodies in 2004 and 2003.

Audit-Related Fees primarily include advisory services in connection with the Sarbanes-Oxley Act of 2002.

Tax Fees include tax planning and advice.

Item 3. Approval of the 2004 Key Employee Stock Compensation Plan

Cadmus is requesting that shareholders approve the 2004 Key Employee Stock Compensation Plan (the “2004 Employee Plan”) that will compensate key employees based, in part, on Company performance and share return over the long term.

General

The Company’s 1990 Long Term Incentive Stock Plan (the “1990 Employee Plan”), which was adopted by the Board of Directors and approved by shareholders in 1990, expired on June 30, 2003. On August 18, 2004, the Board of Directors approved the new 2004 Employee Plan, subject to shareholder approval. The 2004 Employee Plan is substantially the same as the 1990 Employee Plan and would continue the forms of key employee stock compensation previously provided under the 1990 Employee Plan. The effective date of the 2004 Employee Plan, subject to shareholder approval, is July 1, 2004.

Awards may be granted under the 2004 Employee Plan prior to shareholder approval, but any such awards remain subject to shareholder approval and no shares of Common Stock may be issued pursuant to the plan prior to shareholder approval. At the Annual Meeting, shareholders will be asked to approve the 2004 Employee Plan and the reservation of 690,000 shares of Common Stock for issuance thereunder.

As of August 31, 2004, there were 900,296 shares authorized for issuance upon the exercise of outstanding options issued under the 1990 Long Term Incentive Stock Plan, 1992 Non-Employee Director Stock Compensation Plan and 1997 Non-Employee Director Stock Compensation Plan, all of which plans were approved by shareholders, with a weighted average exercise term to expiration of 6.2 years and a weighted average exercise price of $11.21 per share. As of August 31, 2004, there were also 36,664 shares of unvested restricted stock outstanding.

The following description of the 2004 Employee Plan summarizes the principal features of the plan and is qualified in its entirety by reference to the full text of the 2004 Employee Plan, a copy of which is attached as Appendix B to this proxy statement.

Plan Summary

Purpose.    The Board of Directors believes that adoption of the 2004 Employee Plan is in the best interests of the Company and it shareholders in order to promote a greater identity of interest between the Company’s and its subsidiaries’ key employees and the Company’s shareholders by increasing the key employees’ proprietary interest in the Company through the receipt of awards in the form of stock options, stock appreciation rights, restricted stock, performance units, performance shares and other stock unit awards (“awards”). The purpose of the 2004 Employee Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interest with the long term financial success of the Company and with growth in shareholder value. The 2004 Employee Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

Administration.    The 2004 Employee Plan will be administered by the 2004 Employee Plan Committee (the “Committee”). All members of the Committee will be non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and “outside directors” as defined by Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”). Unless otherwise provided by the Board of Directors, the Human Resources and Compensation Committee of the Board of Directors will serve as the Committee and administer the 2004 Employee Plan.

The Committee will have the power to determine the key employees to whom awards are made.

Each award under the 2004 Employee Plan will be made pursuant to a written agreement between the Company and the recipient of the award (the “agreement”). In administering the 2004 Employee Plan, the Committee will have, subject to the provisions of the 2004 Employee Plan, the authority to determine the terms and conditions upon which awards may be made and exercised, to determine terms and provisions of each agreement, to construe and interpret the 2004 Employee Plan and the agreements, to establish, amend, or waive rules or regulations for the 2004 Employee Plan’s administration, to accelerate the exercisability of any award, the end of any performance period or termination of any period of restriction or other restrictions imposed under the plan, and to make all other determinations and take all other actions necessary or advisable for the administration of the 2004 Employee Plan.

The members of the Committee will be indemnified by the Company against the reasonable expenses incurred by them, including attorneys’ fees, in the defense of any action, suit, or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the 2004 Employee Plan.

Subject to the terms, conditions, and limitations of the 2004 Employee Plan, the Committee may modify, extend, or renew outstanding awards so long as any modification does not adversely affect the rights or obligations of the recipient without the consent of the recipient and does not lower the exercise price of any award. In addition, the Committee may accept the surrender of outstanding awards (including awards granted under another equity compensation plan of the Company) and authorize new awards of the same or a different type in substitution therefor, awards with longer terms than the surrendered awards and awards with more rapid vesting and exercisability than the surrendered awards so long as the substituted awards do not have lower exercise prices than the surrendered awards (i.e., repricing is not permitted).

Performance-Based Awards.    The 2004 Employee Plan is intended to give the Committee the authority to grant awards that qualify as performance-based compensation under Section 162(m) of the Code and will be interpreted and construed consistent with such intent. However, there is no requirement in the 2004 Employee Plan that awards actually qualify as performance-based compensation under Section 162(m) of the Code.

Under Section 162(m) of the Code compensation paid to the Chief Executive Officer and any other executive officer reported in the compensation table in a tax year is not deductible by the Company if it exceeds $1,000,000 unless it is performance-based compensation (as defined in Section 162(m) of the Code). Section 162(m) of the Code requires that for compensation to be performance-based compensation excepted from the $1,000,000 deduction limit, among other things, payment of the compensation or benefit must be based on achievement of objective performance goals set by a committee such as the Committee, the materials terms of the compensation or benefit to be paid, including the performance goals which may be used and the maximum which may be paid to any employee, must be disclosed to the Company’s shareholders and approved by shareholders before payment, and the Committee must certify that the applicable performance goals and any other material terms are in fact satisfied. If any changes are made in these disclosure items without shareholder approval, the performance-based compensation exception under Section 162(m) of the Code will be lost.

The performance goals for performance-based compensation under Section 162(m) of the Code for purposes of the 2004 Employee Plan will be determined by the Committee and may be particular to a participant, may relate to the performance of the subsidiary, division, strategic business unit or line of business which employs him, or may be based on the performance of the Company generally. Performance goals may be based on Common Stock value or increases therein, earnings per share or earnings per share growth, pre-tax or after-tax earnings or earnings growth, operating profit, operating cash flow, operating expenses, return on equity, assets, capital or investment, sales or revenues, equity level, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non-recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management or completion of critical projects or processes. Performance goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly or otherwise situated, or a combination thereof. Attainment of performance goals will be subject to certification by the Committee. Each of the performance goals will be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

Eligibility.    Employees of the Company and its subsidiaries who are deemed to be key employees by the Committee are eligible for awards under the 2004 Employee Plan. Key employees include officers or other employees of the Company and its subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. Directors who are not also officers or employees of the Company or its subsidiaries are not key employees and are not eligible for awards under the 2004 Employee Plan.

The number of employees who initially may be eligible for Awards under the 2004 Employee Plan is approximately 100 (including those persons named in the summary compensation table), and the nature and extent of their participation, the benefits or amounts to be received by each of them, and any consideration to be received by the Company for granting or awarding such benefits, if any, will be determined by the Committee.

Multiple grants of awards may be made in any calendar year to a key employee, provided that no individual may receive awards under the plan in any calendar year providing for the issuance of more than 150,000 shares of Common Stock in the aggregate, nor may any individual receive awards under the plan in any calendar year that in the aggregate have a value, determined on the award date, in excess of the product obtained by multiplying 150,000 by the fair market value of one share of Common Stock on the award date.

Certain Terms of Awards.    Awards granted under the 2004 Employee Plan generally may not be assigned, transferred, pledged, or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. Awards of options and stock appreciation rights may be exercised during the recipient’s lifetime only by the recipient or, in the case of disability, by the recipient’s legal representative.

Unless specified below in the description of the particular awards available under the 2004 Employee Plan or unless specified in the 2004 Employee Plan itself, the prices, expiration dates, consideration to be received by the Company, and other terms of each agreement will be determined by the Committee.

Option Awards.    The 2004 Employee Plan authorizes the grant of options to purchase Common Stock. An option may be either an incentive stock option within the meaning of Section 422 of the Code (“ISO”) or a non-qualified stock option (“NQSO”) (collectively, an “option”).

The option terms will be determined by the Committee, but an option generally will not be exercisable in any event after ten years from its grant date (or 5 years if the option is intended to be an ISO and the optionee owns more then 10% of the Company’s outstanding Common Stock), and the exercise price for an option may not be less than 100% of the Common Stock’s fair market value at the date the option is awarded (or 110% if the option is intended to be an ISO and the optionee owns more then 10% of the Company’s outstanding Common Stock). A key employee may not be granted options covering more than 150,000 shares in any one calendar year. In addition, the aggregate fair market value of shares of Common Stock with respect to which any key employee may first exercise ISOs granted under the plan during any calendar year may not exceed $100,000 or such amount specified in the Code and rules and regulations thereunder. All options granted as ISOs are intended to comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs. All other option terms will be determined by the Committee in its sole discretion.

Subject to the Committee’s determination, the exercise price of any option may be paid in cash, by delivery of shares of Common Stock valued at fair market value at the time of exercise, by delivery of a promissory note (subject to prohibitions of applicable law) or by a combination of these methods.

SAR Awards.    The 2004 Employee Plan authorizes the grant of stock appreciation rights in tandem with the grant of options (“Tandem SARs”), in addition to the grant of options (“Additive SARs”) and independent of the grant of options (“Freestanding SARS,” and collectively, “SARs”). A key employee may not be granted SARs covering more than 150,000 shares in any one calendar year.

A SAR may be exercised in whole or part, and entitles the holder, upon exercise, to receive, without any payment to the Company (other than required withholding amounts), cash or Common Stock or a combination thereof equivalent in value to the excess of the fair market value on the exercise date of the shares of Common Stock represented by the SAR over (i) the option exercise price of the related option in the case of a Tandem or Additive SAR or (ii) the fair market value on the grant date of the shares of Common Stock represented by the SAR in the case of a Freestanding SAR.

A Tandem SAR will expire no later than, and is exercisable and transferable subject to the conditions of, the related option. In no event will the term of any SAR exceed ten years from its grant date. A Tandem SAR or Additive SAR may be exercised only when the fair market value of a share of Common Stock exceeds the option price of the related option. A Freestanding SAR may be exercised only when the fair market value of a share of Common Stock exceeds the fair market value per share on the grant date.

If a Tandem SAR is exercised, it will reduce correspondingly the number of shares of Common Stock represented by the related option, and exercise of the related option will similarly reduce the number of shares represented by the Tandem SAR. The Committee retains sole discretion to approve or disapprove an optionee’s election to receive cash to the extent required by Rule 16b-3 under the Exchange Act or the terms of the particular agreement.

An Additive SAR is deemed to be exercised upon, and in addition to, the exercise of the related options. The deemed exercise of Additive SARs will not reduce the number of shares of Common Stock with respect to which the related options remain unexercised.

A Freestanding SAR may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes on such SARs.

Restricted Stock Awards.    The 2004 Employee Plan authorizes the grant of shares of Common Stock which contains certain restrictions on the full enjoyment of those shares (“restricted stock”). No key employee may be granted restricted stock covering more than 150,000 shares of Common Stock in any one calendar year.

Restricted stock may not be disposed of by the recipient until certain restrictions established by the Committee lapse. The restrictions may take the form of a period of restriction during which the recipient must remain employed or may require the achievement of one or more preestablished performance criteria within a certain time period in order to be fully vested in the shares.

Recipients of restricted stock are not required to provide consideration other than the rendering of services. Recipients generally will have, with respect to the restricted stock, all the rights of a shareholder of the Company, including the right to vote the shares, and, unless otherwise provided in the agreement, the right to receive any cash dividends on the shares. If a distribution is paid in Common Stock, unless otherwise provided in the agreement, the distributed Common Stock will also be restricted stock subject to the same restrictions as are applicable to the restricted stock with respect to which the distribution was made.

Subject to such exceptions, if any, as are authorized by the Committee and set forth in the agreement, shares of restricted stock will be forfeited upon termination of employment while restricted stock is subject to restrictions. Similarly, shares of restricted stock will also be forfeited if any performance criteria established with respect to such awards are not achieved within the required time period established in the agreement.

Performance Share and Performance Unit Awards.    The 2004 Employee Plan authorizes the grant of performance awards in the form of performance shares and/or performance units. Such awards will be performance-based awards based on performance goals established and certified by the Committee. A performance share is an award which is valued by reference to a share of Common Stock. A performance unit is an award which is valued by reference to cash or property other than Common Stock. Performance shares and performance units may be paid out in cash, Common Stock, other property or a combination thereof. Recipients of performance shares or performance units are not required to provide any consideration other than rendering of services. No key employee may be granted more than 150,000 performance shares and/or performance units in any one calendar year.

Other Stock Unit Awards.    In order to enable the Company and the Committee to respond to developments in applicable tax, accounting and legislative changes and regulations and interpretations thereof, and to developing trends in executive compensation, the 2004 Employee Plan authorizes the grant of awards of stock or other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock or other securities of the Company (“other stock unit awards”). Other stock unit awards may be paid out in Common Stock or other securities of the Company, cash or any other property or a combination thereof. Common Stock or other securities of the Company granted pursuant to other stock unit awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Common Stock or other securities of the Company purchased pursuant to other stock unit awards may be purchased for such purchase price as the Committee may determine, which price may be not less than 50% of the fair market value of the Common Stock or other securities of the Company on the award date.

Shares Subject to the 2004 Employee Plan.    Up to 690,000 shares of Common Stock may be issued for all purposes under the 2004 Employee Plan. Although the aggregate number of shares available for any type of award is not limited by the plan, it is anticipated that up to 500,000 shares of Common Stock will be issued in the form of restricted stock awards and up to 190,000 shares will be reserved for issuance in connection with stock option and/or other awards. Except as set forth below, shares of Common Stock issued in connection with the exercise of, or as other payment for, an award will be charged against the total number of shares issuable under the 2004 Employee Plan. If any award granted terminates, expires, or lapses for any reason other than as a result of being exercised (other than by exercise of a related option in the case of Tandem SARs), or if shares issued pursuant to an award are forfeited, the shares of Common Stock subject to such award will be available for further awards under the plan.

In order to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations, or reorganizations by the Company, the Committee will adjust the number of shares subject to each outstanding award, the exercise price, and the annual limit on and aggregate number of shares for which or from which awards may be made.

The closing price per share of the Company’s Common Stock, as reported on the NASDAQ National Market, on August 31, 2004 was $14.87.

Change in Control.    In order to maintain all the participants’ rights in the event of a change in control of the Company (as that term is defined in the 2004 Employee Plan), the Committee, as constituted before such change in control, in its sole discretion, may, as to any outstanding award either at the time an award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such award so that such award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such award by the Company, upon a participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such award or realization of such participant’s rights had such award been currently exercisable or payable; (iii) make such adjustment to any such award then outstanding as the Committee deems appropriate to reflect such change in control; or (iv) cause any such award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change in control.

Certain Federal Income Tax Consequences

Incentive Stock Options.    An optionee will not recognize income on the grant of an ISO, and an optionee generally will not recognize income on the exercise of an ISO, except as described in the following paragraph. Under these circumstances, no deduction will be allowable to the Company or its subsidiary employing such person (the “employer corporation”) in connection with either the grant of such options or the issuance of shares upon exercise thereof.

However, if the exercise of an ISO occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of permanent and total disability), the exercise will not be treated as the exercise of an ISO, and the optionee will be taxed in the same manner as on the exercise of a NQSO, as described below. For the option to qualify as an ISO upon the optionee’s death, the optionee must have been employed at the Company and its subsidiaries for at least three months before his or her death.

To the extent the aggregate fair market value (determined at the time the options are granted) of shares subject to an ISO that become exercisable for the first time by any optionee in a calendar year exceeds $100,000, the options will not be treated as ISOs, and the optionee will be taxed upon exercise of those excess options in the same manner as on the exercise of a NQSO, as described below.

Gain or loss from the sale or exchange of shares acquired upon exercise of an ISO generally will be treated as capital gain or loss. If, however, shares acquired pursuant to the exercise of an ISO are disposed of within two years after the option was granted or within one year after the shares were transferred pursuant to the exercise of the option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time such shares became either transferable or not subject to a substantial risk of forfeiture). If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time they became either transferable or not subject to substantial risk of forfeiture) over the exercise price. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain and any loss recognized on the disposition will be capital loss. If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the employer corporation will be entitled to a deduction of the same amount.

The exercise of an ISO may result in a tax to the optionee under the alternative minimum tax because as a general rule the excess of the fair market value of stock received on the exercise of an ISO over the exercise price is defined as an item of “tax preference” for purposes of determining alternative minimum taxable income.

Non-Qualified Stock Options and SARs.    A participant will not recognize income on the grant of a NQSO or a SAR, but generally will recognize income upon the exercise of a NQSO or a SAR. The amount of income recognized upon the exercise of a NQSO will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price, provided that the shares issued are either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized upon the exercise of a SAR will be equal to the amount of cash received and the fair market value of any shares received at the time of exercise, provided the shares issued are either transferable or not subject to a substantial risk of forfeiture, plus the amount of any taxes withheld.

If shares received on the exercise of a NQSO or a SAR are nontransferable and subject to a substantial risk of forfeiture then, unless the optionee elects to recognize income at the time of receipt of such shares, the optionee will not recognize ordinary income until the shares become either transferable or are not subject to a substantial risk of forfeiture. For these purposes, shares will be treated as nontransferable and are subject to a substantial risk of forfeiture for as long as the sale of the shares at a profit could subject the optionee to suit under Section 16(b) of the Exchange Act. In the circumstances described in this paragraph, the amount of income recognized is measured with respect to the fair market value of the shares at the time the income is recognized.

In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a NQSO or a SAR, the employer corporation will be entitled to a deduction in the amount of ordinary income so recognized by the optionee.

Use of Shares to Exercise Options.    Special rules govern the tax treatment of the use of stock to pay the exercise price of an ISO or NQSO.

Restricted Stock.    A recipient of restricted stock that is restricted as to transferability and subject to a substantial risk of forfeiture is not required to include the value of such shares in ordinary income until the first time the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless he elects to be taxed on receipt of the shares. In the circumstances described in this paragraph, the amount of such income will be equal to the excess of the fair market value of the shares received at the time the income is recognized over the amount (if any) paid for the shares.

The employer corporation will be entitled to a deduction in the amount of the ordinary income recognized by the recipient for the employer’s taxable year which includes the last day of the recipient’s taxable year in which he recognizes such income.

Performance Shares, Performance Units and Other Stock Unit Awards.    A potential recipient of shares of Common Stock, cash or other property pursuant to a performance share, performance unit and other stock unit award is not required to include the value thereof in ordinary income until the award is settled either in cash or in Common Stock or other property that is either transferable or not subject to substantial risk of forfeiture. If the award is settled in Common Stock or other property, the recipient is not required to include the value thereof in ordinary income until the Common Stock or other property is either transferable or not subject to substantial risk of forfeiture, whichever occurs earlier, unless he elects to be taxed on receipt of the shares or other property. In the circumstances described in this paragraph, the amount of such income will be equal to the amount of cash received, or the excess of the fair market value of the shares or other property received at the time the income is recognized over the amount (if any) paid for the shares or other property.

The employer corporation will be entitled to a deduction in the amount of the ordinary income recognized by the recipient for the employer’s taxable year which includes the last day of the recipient’s taxable year in which he recognizes such income.

Tax Withholding.    The Company is authorized to withhold from any award granted or payment due under the 2004 Employee Plan the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Committee is authorized to establish procedures for election by recipients to satisfy their obligations for the payment of withholding taxes by delivery of the Company’s Common Stock or by directing us to retain Common Stock otherwise deliverable in connection with the award.

General.    The rules governing the tax treatment of awards that may be granted under the 2004 Employee Plan are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances. Section 162(m) of the Code places certain limitations on the Company’s ability to deduct compensation paid to its executive officers under certain circumstances, including compensation which may be payable pursuant to the 2004 Employee Plan.

Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.

Amendments

The Board of Directors may terminate, amend, or modify the 2004 Employee Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Code, the rules and regulations under Section 16 of the Exchange Act, under the rules and regulations of the exchange or quotation system on which the Common Stock is listed or quoted for trading or pursuant to any other applicable laws, rules, or regulations. Currently, it is anticipated that shareholder approval of any amendments will normally be required if an amendment would (i) materially increase the benefits that can be provided to any employee, (ii) materially increase the number of securities which may be issued or the compensation which may be provided, or (iii) materially modify the requirements as to eligibility for participation. No amendment or modification of the 2004 Employee Plan, other than capital adjustments pursuant to the plan, may adversely affect any awards previously granted under the plan without the recipient’s written consent.

Termination

The Board of Directors may terminate the 2004 Employee Plan at any time, subject to the above. The 2004 Employee Plan will terminate automatically on June 30, 2014. The termination of the 2004 Employee Plan will not affect any rights of a participant with respect to awards outstanding at the time of termination.

Effective Date

If approved by the shareholders, the 2004 Employee Plan will become effective as of July 1, 2004.

New Plan Benefits

Because awards under the 2004 Employee Plan will be determined by the Committee, we cannot determine the benefits or amounts that will be received or allocated in the future under the 2004 Employee Plan. The Committee has not made any awards under the 2004 Employee Plan.

Vote Required

Approval of the 2004 Employee Plan requires the affirmative vote of the holders of a majority of the shares cast on the proposal at the Annual Meeting, assuming a quorum is present

Approval of the 2004 Employee Plan by shareholders will be considered approval of the material terms of the plan, including for performance-based awards the performance goals which may be used and the maximum benefit which may be paid to any employee for purposes of Section 162(m) of the Code.

The Board of Directors recommends that you vote FOR Item 3 to approve the 2004 Key Employee Stock Compensation Plan.

Item 4. Approval of the 2004 Non-Employee Director Stock Compensation Plan

Cadmus is requesting that shareholders approve the 2004 Non-Employee Director Stock Compensation Plan (the “2004 Director Plan”) that will compensate non-employee directors based on Company performance and share return over the long term.

General

The Company’s 1997 Non-Employee Director Stock Compensation Plan (the “1997 Director Plan”), which was adopted by the Board of Directors and approved by shareholders in 1997, terminated with its November 15, 2002 grants. On August 18, 2004, the Board of Directors approved the new 2004 Director Plan, subject to shareholder approval. The 2004 Director Plan is substantially the same as the 1997 Director Plan and would continue the form of non-employee director stock compensation previously provided under the 1997 Director Plan and a predecessor 1992 non-employee director plan. No grants have been made to date under the 2004 Director Plan, and no grants may be made until the date shareholders approve the 2004 Director Plan. At the Annual Meeting, shareholders will be asked to approve the 2004 Director Plan and the reservation of 60,000 shares of Common Stock for issuance thereunder.

As of August 31, 2004, there were 900,296 shares authorized for issuance upon the exercise of outstanding options issued under the 1990 Long Term Incentive Stock Plan, 1992 Non-Employee Director Stock Compensation Plan and 1997 Non-Employee Director Stock Compensation Plan, all of which plans were approved by shareholders, with a weighted average exercise term to expiration of 6.2 years and a weighted average exercise price of $11.21 per share. As of August 31, 2004, there were also 36,664 shares of unvested restricted stock outstanding.

The following description of the 2004 Director Plan summarizes the principal features of the plan and is qualified in its entirety by reference to the full text of the 2004 Director Plan, a copy of which is attached as Appendix C to this proxy statement.

Plan Summary

Purpose.    The Board of Directors believes that the 2004 Director Plan will continue to benefit Cadmus by promoting a greater identity of interest between non-employee directors (each referred to as a “participant”) and its shareholders by increasing each participant’s proprietary interest in the Company through the award of options to purchase Common Stock (each referred to as an “option”) in lieu of cash payments for a portion of each participant’s annual director’s fees.

Administration.    The 2004 Director Plan is administered by a committee appointed by the Board of Directors (currently the Human Resources and Compensation Committee of the Board of Directors). If no such committee is appointed and serving, the Board of Directors will serve as the Committee.

Eligibility.    Each non-employee director is eligible to participate in the 2004 Director Plan. The Company currently has 11 non-employee directors. Each non-employee director then serving on the board will receive an option on November 15 of each year (the “grant date”) during the five-year term of the 2004 Director Plan, commencing November 15, 2004.

Options.    Options will be awarded on each grant date in lieu of a portion of the cash retainer and meeting fees payable to participants and projected increases in the retainer and meeting fees. The number of shares of Common Stock covered by options reflects assumptions regarding (i) the future increases in director’s fees that would be approved but for the adoption of the 2004 Director Plan and (ii) the fair market value of the option privilege.

During the term of the 2004 Director Plan, each participant will receive options annually if a non-employee director on the date of grant as follows:

Date of Grant	Number of Shares Subject to Option
November 15, 2004	1,000
November 15, 2005	1,000
November 15, 2006	1,000
November 15, 2007	1,000
November 15, 2008	1,000

Future Compensation Increases.    For fiscal years beginning after June 30, 2005, the Board of Directors has the right, but not the obligation, to direct the payment of any additional increases in the participants’ compensation in the form of options awarded under the 2004 Director Plan, provided, however, that no awards may be made under the 2004 Director Plan in excess of the maximum number of shares of Common Stock authorized under the plan. If any options are granted in lieu of a cash compensation increase, the options will be valued based on a binomial, Black-Scholes or similar valuation method determined by the Committee.

Terms of Options.    The exercise price per share of an option will be the average closing sales price of the Common Stock for the twenty trading days immediately preceding the grant date. The Committee has no authority to lower the exercise price of any outstanding options (i.e., repricing is not permitted) other than for a proportionate adjustment to reflect any future stock dividend, stock split, consolidation of shares or similar changes in the capitalization of the Company. The exercise price may be paid in cash or a cash equivalent acceptable to the Committee, which may include the surrender of shares of Common Stock (including shares acquired upon the exercise of the option) to the Company or a broker-assisted cashless exercise.

Options awarded under the 2004 Director Plan will generally first become exercisable six months after the grant date.

Except as set forth below, options will be forfeited if they are not exercisable on the date that the participant’s service on the Board of Directors terminates. Options become exercisable if the participant’s service on the Board of Directors terminates on account of death or disability or retirement from Board service in accordance with the Company’s policies or in the event of a change in control of the Company.

Options are nontransferable except by will or the laws of descent and distribution or by a transfer, in whole or in part, without consideration by gift to a family member of the participant. During the participant’s lifetime, the participant’s options may be exercised only by the participant, or where the option has been transferred by gift to a family member, by the family member.

A participant will not have any rights as a shareholder with respect to shares covered by an option until the option is exercised.

A total of 60,000 shares of Common Stock may be issued upon the exercise of options granted under the 2004 Director Plan. The maximum number of shares that may be issued under the 2004 Director Plan, and the terms of outstanding options, will be proportionately adjusted to reflect any future stock dividend, stock split, consolidation of shares or similar changes in the capitalization of the Company.

No options will be awarded under the 2004 Director Plan after November 15, 2008. However, options granted on or before November 15, 2008 will remain valid in accordance with their terms.

Certain Federal Income Tax Consequences

No income is recognized by a participant on account of the grant of an option. Income is recognized on the date that an option is exercised. The amount of income recognized by the participant is equal to the difference between the fair market value of the shares received upon such exercise and the option’s exercise price. Any gain or loss that is recognized on a subsequent disposition of the shares is taxed as long-term or short-term capital gain or loss.

The Company is entitled to claim a federal income tax deduction upon the exercise of an option. The amount of the Company’s deduction is equal to the amount of income recognized by the participant.

Amendments

The Board of Directors may amend or terminate the 2004 Director Plan without further action by the shareholders; provided, however, that no amendment may become effective without shareholder approval if the amendment (i) materially increases the aggregate number of shares of Common Stock that may be issued pursuant to the plan, (ii) materially increases the benefits accruing to participants under the plan, (iii) materially changes the class of individuals who may become participants, or (iv) modifies the plan in any way that shareholder approval of such modification is required by the rules and regulations of the Securities and Exchange Commission or the exchange or quotation system on which the Common Stock is listed or quoted for trading.

Termination

The Board of Directors may terminate the 2004 Director Plan at any time. The 2004 Director Plan will terminate automatically if on any grant date there are insufficient shares of Common Stock available for grant of awards in accordance with the terms of the plan. The termination of the 2004 Director Plan will not affect any rights of a participant with respect to options outstanding at the time of termination.

Effective Date

If approved by the shareholders, the 2004 Director Plan will become effective as of November 15, 2004.

New Plan Benefits

Name and Position(1)	Number of Options(2)
Non-Executive Director Group (9 persons)	9,000

(1)	No employees of Cadmus are entitled to receive options under the 2004 Director Plan.

(2)	Reflects aggregate number of options to be awarded annually each year based on the anticipated size of the participant group on the date of the first November 15 grant date.

Vote Required

Approval of the 2004 Director Plan requires the affirmative vote of the holders of a majority of the shares cast on the proposal at the Annual Meeting, assuming a quorum is present.

The Board of Directors recommends that you vote FOR Item 4 to approve the 2004 Non-Employee Director Stock Compensation Plan.

Performance Graph

The following graph compares the cumulative total return for the Company’s Common Stock to the cumulative total return for the Russell 2000 Index and an index of peer companies (the “Peer Group”) selected by the Company for the Company’s last five fiscal years. The graph is intended to permit shareholders to more easily relate executive compensation to company performance based on the market price of a company’s stock. The graph shows the percentage change in the market price for the Common Stock from June 30, 1999 to June 30, 2004.

The Graph assumes $100 invested on June 30, 1999 in the Company, the Russell 2000 and the Peer Group and shows the total return on such an investment, assuming reinvestment of dividends, as of June 30, 2004. The Peer Group includes: Banta Corporation, Bowne & Co., Inc., Caraustar Industries, Inc., Consolidated Graphics, Courier Corporation, Cenveo, Inc. (formerly Mail-Well, Inc.), Quebecor World and R.R. Donnelley & Sons.

Shareholder Proposals for the 2005 Annual Meeting

Under applicable law, the Board of Directors need not include an otherwise appropriate shareholder proposal in its proxy statement or form of proxy for the 2005 Annual Meeting of Shareholders unless the proposal is received by the Secretary of Cadmus at the Company’s principal place of business on or before May 31, 2005.

In addition, the Company’s Bylaws prescribe certain procedures which must be followed, including certain advance notice requirements, in order for a proposal to be properly presented at an annual meeting. Notice that a shareholder intends to bring any matter before an annual meeting must be received by the Company not less than 60 days before the anniversary date of the meeting notice given by the Company for the previous year’s annual meeting. Any shareholder desiring a copy of the Cadmus Bylaws will be furnished one without charge upon written request to the Secretary.

Other Matters

As of the date of this proxy statement, management of Cadmus has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matter properly comes before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

By Order of the Board of Directors

President and Chief Executive Officer

A copy of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended June 30, 2004 can be obtained without charge by: calling 1-877-4-CADMUS, e-mailing webmaster@cadmus.com, or writing to Cadmus Communications Corporation, Investor Relations, 1801 Bayberry Court, Suite 200, Richmond, Virginia 23226.

Appendix A

CADMUS COMMUNICATIONS CORPORATION BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee of Cadmus Communications Corporation (the “Company”) is appointed by the Board of Directors to assist the Board in overseeing and monitoring (1) the quality and integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes, (2) the independent auditor’s qualifications, independence and performance, (3) the performance of the Company’s internal audit function, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall have the sole authority to select, evaluate and, where appropriate, replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

Membership

The Audit Committee shall have at least three members. Each of the members of the Audit Committee shall meet the independence and financial literacy requirements of the listing requirements of The NASDAQ Stock Market, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”), as determined by the Board. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Commission, or the Company must explain why it has no such expert in the Company’s annual report. The members of the Audit Committee and its Chair shall be annually appointed by the Board of Directors, based upon the recommendations of the Nominating and Governance Committee. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. For the transaction of business at any meeting of the Audit Committee, a majority of the members shall constitute a quorum. The act of a majority of the members participating at any meeting of the Audit Committee at which a quorum is present shall be the act of the Audit Committee.

Management of the Company, the internal and independent auditor may attend each meeting or portions thereof, as requested by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall provide an open avenue of communication between the internal and independent auditor and the Audit Committee, and periodically shall meet separately in private sessions with management, the internal auditor, and the independent auditor. The Audit Committee shall report on its activities to the Board of Directors on a regular basis.

Outside Advisors

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of: (i) compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Audit Committee, and (iii) ordinary administrative expenses of the Audit Committee for carrying out its duties.

Authority and Responsibilities

The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibilities.

The key responsibilities of the Audit Committee in carrying out its oversight function shall include the following:

1.	The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. In this regard, the Audit Committee shall exercise sole authority to appoint, evaluate, and, as necessary, replace the independent auditor (subject, if applicable, to shareholder ratification). The independent auditor shall report directly to the Audit Committee.

2.	The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the Audit Committee at its next scheduled meeting.

3.	The Audit Committee shall make regular reports to the Board.

4.	The Audit Committee shall evaluate the performance of the Audit Committee annually, and review and reassess the adequacy of the Audit Committee Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee shall:

Oversight of the Company’s Relationship with the Independent Auditor

5.	Pre-approve all audit and permitted non-audit services, and the compensation, fees and terms for such services provided by the independent auditor, subject to the de minimus exception for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved. In addition, the Audit Committee shall establish policies and procedures for the engagement of the independent auditor to provide permitted non-audit services, which may include approval in advance by a subcommittee or member or members of the Audit Committee of all permitted non-audit services to be performed by the independent auditor.

6.	Review and evaluate the lead partner of the independent auditor team.

7.	At least annually, obtain a report by the independent auditor describing: the auditing firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

8.	At least annually, obtain and review a report by the independent auditor describing any relationships between the auditor and the Company and any other relationships that may adversely affect the independence of the auditor. Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor. Evaluate the qualifications, performance and adequacy of the quality controls of the auditor and consider the independence of the auditor, including whether the auditor’s provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The Committee shall present its conclusions with respect to the independent auditor to the Board of Directors.

9.	Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

10.	Set clear hiring policies for employees and former employees of the independent auditor.

11.	Meet with the independent auditor prior to the audit to discuss the planning, staffing and scope of the audit. The audit scope shall include a requirement that the independent auditor inform the Committee of any significant changes in the audit plan.

Oversight of Financial Reporting and Disclosure Matters

12.	Review and discuss with management the Company’s financial reporting process, financial statements and major disclosures, and the adequacy and effectiveness of the Company’s system of internal controls and disclosure controls and procedures.

13.	Review and discuss with the independent auditor the Company’s system of internal controls, including information technology security and control and including any major issues as to the adequacy of the Company’s internal controls (together with management’s responses and any special steps adopted in light of material control deficiencies).

14.	Review and discuss with the independent auditor the adequacy of the Company’s financial reporting process and receive from the independent auditor reports required by the SEC.

15.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and management’s critical accounting policies and practices, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

16.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including the results of the independent auditor’s reviews of the quarterly financial statements and disclosures made in management’s discussion and analysis and management’s critical accounting policies and practices, prior to the filing of its Form 10-Q.

17.	Review and discuss with management and the independent auditor their analyses of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, the appropriateness of accounting principles followed by the Company, significant changes in the Company’s selection or application of accounting principles, and major issues regarding the Company’s accounting principles and financial statement presentations.

18.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

19.

Request and receive from the independent auditor, and review with the independent auditor, a report relating to (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

20.	Discuss with management and the independent auditor the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

21.	Discuss with management and the independent auditor the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

22.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of internal controls and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

23.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any audit problems or difficulties, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements between management and the independent auditor, and management’s response thereto.

24.	Prepare a report for inclusion in the Company’s proxy statement, disclosing that the Audit Committee reviewed and discussed the audited financial statements with management and discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61 and, based upon these discussions, recommend to the Board of Directors whether the audited financial statements should be included in the annual report on Form 10-K.

Oversight of the Company’s Internal Audit Function

25.	Review the annual internal audit program in terms of the scope of the audit conducted or scheduled to be conducted, and review the internal audit department budget and staffing levels.

26.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

27.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

28.	On a regular basis, meet separately with the Director of Internal Audit to discuss any matters that the Committee or internal audit believes should be discussed without management’s attendance.

29.	Appoint and, as necessary, replace the Director of Internal Audit.

30.	Review the effectiveness of the internal audit function.

31.	Inquire regarding the adequacy and effectiveness of the Company’s system of internal controls and any recommendations for improvements.

Compliance Oversight Responsibilities

32.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

33.	Review reports and disclosures of insider and affiliated party transactions and pre-approve all such transactions required to be approved pursuant to Nasdaq listing standards.

34.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

35.	Discuss with the Company’s legal counsel matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies.

36.	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

Limitation of the Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is recognized that the members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession. As such it is not the duty of the Audit Committee or its members to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Each member of the Audit Committee shall be entitled to rely on (1) the integrity of the persons and organizations within and outside the Company from which it receives information, (2) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall promptly be reported to the Board of Directors) and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditor to the Company.

Amended April 27, 2004

Appendix B

CADMUS COMMUNICATIONS CORPORATION

2004 KEY EMPLOYEE STOCK COMPENSATION PLAN

ARTICLE I

Establishment, Purpose and Duration

1.1    Establishment of the Plan.    Cadmus Communications Corporation (hereinafter referred to as the “Company”), a Virginia corporation, hereby establishes an incentive compensation plan to be known as the “2004 Key Employee Stock Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares and Other Stock Unit Awards.

The Plan was adopted by the Board of Directors of the Company as of, and shall become effective on, July 1, 2004 (the “Effective Date”), subject to the approval by vote of shareholders of the Company in accordance with applicable laws and any applicable rules of any national securities exchange or system on which the Stock is then listed or reported. Awards may be granted prior to shareholder approval of the Plan, but each such Award shall be subject to the approval of the Plan by the shareholders, and no shares of Stock may be issued pursuant to the Plan prior to such approval.

1.2    Purpose of the Plan.    The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3    Duration of the Plan.    The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XIV herein, until June 30, 2014, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE II

Definitions

2.1    Definitions.    Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)    “Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

(c)    “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares or Other Stock Unit Awards.

(d)    “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under the Plan.

(e)    “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

(f)    “Board” or “Board of Directors” means the Board of Directors of the Company.

(g)    “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i)    any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or its Subsidiaries), who or which, together with all Affiliates and Associates of such Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)    if, at any time after the Effective Date, the composition of the Board shall change such that a majority of the Board shall no longer consist of Continuing Directors; or

(iii)    if at any time, (w) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (x) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (y) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (z) the Company shall sell or otherwise transfer 50%

or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

(h)    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)    “Committee” means the committee of the Board appointed to administer the Plan pursuant to Article III herein, all of the members of which shall be “non-employee directors” as defined in Rule 16b-3, as amended, under the Exchange Act, or any similar or successor rule, and “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code. Unless otherwise determined by the Board, the Human Resources and Compensation Committee of the Board, or any successor committee responsible for executive compensation, shall constitute the Committee.

(j)    “Company” means Cadmus Communications Corporation, or any successor thereto as provided in Article XVI herein.

(k)    “Continuing Director” means an individual who was a member of the Board on the Effective Date or whose subsequent nomination for election, or election, to the Board was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

(l)    “Fair Market Value” of a Share means the mean between the high and low sales price of the Stock on the relevant date if it is a trading date, or if not, on the most recent date on which the Stock was traded prior to such date, as reported by the NASDAQ National Market System, or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(m)    “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(n)    “Key Employee” means an officer or other key employee of the Company or its Subsidiaries who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries. “Key Employees” does not include directors of the Company who are not also employees of the Company or its Subsidiaries.

(o)    “Non-Qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

(p)    “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(q)    “Other Stock Unit Award” means awards of Stock or other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company.

(r)    “Participant” means a Key Employee who has been granted an Award under the Plan and whose Award remains outstanding.

(s)    “Performance-Based Compensation Award” means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of the Performance Goal applicable thereto. If a Performance-Based Compensation Award is intended to be “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the grant of the Award, the establishment of the Performance Goal, the making of any modifications or adjustments and the determination of satisfaction or achievement of the Performance Goal shall be made during the period or periods required under and in conformity with the requirements of Section 162(m) of the Code therefor. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement.

(t)    “Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award to which a Participant is entitled to exercise, receive or retain. Performance Goals may be particular to a Participant, may relate to the performance of the Subsidiary, division, strategic business unit or line of business which employs him, or may be based on the performance of the Company generally. Performance Goals may be based on Stock value or increases therein, earnings per share or earnings per share growth, pre-tax or after-tax earnings or earnings growth, operating profit, operating cash flow, operating expenses, return on equity, assets, capital or investment, sales or revenues, equity level, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non-recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management or completion of critical projects or processes. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index, a group of other companies comparably, similarly or otherwise situated, or a combination thereof. The Committee shall determine the Performance Period during which the Performance Goal must be met; and attainment of Performance Goals shall be subject to certification by the Committee. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

(u)    “Performance Period” means the time period during which the Performance Goal must be met in connection with a Performance-Based Compensation Award. Such time period shall be set by the Committee.

(v)    “Performance Share” means an Award, designated as a performance share, granted to a Participant pursuant to Article IX herein and valued by reference to Stock.

(w)    “Performance Unit” means an Award, designated as a performance unit, granted to a Participant pursuant to Article IX herein and valued by reference to cash or property other than Stock.

(x)    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

(y)    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).

(z)    “Plan” means the Cadmus Communications Corporation 2004 Key Employee Stock Compensation Plan, as herein described and as hereafter from time to time amended.

(aa)    “Related Option” means an Option with respect to which a Stock Appreciation Right has been granted.

(bb)    “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VIII herein which is subject to restrictions and forfeiture until the designated conditions for the lapse of the restrictions are satisfied.

(cc)    “Subsidiary” shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

(dd)    “Stock” or “Shares” means the common stock of the Company.

(ee)    “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article VII herein.

ARTICLE III

Administration

3.1    Administration of the Plan by the Committee.    The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and conditions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award, the end of a Performance Period or termination of any Period of Restriction or other restrictions imposed under the Plan; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

Subject to limitations under applicable law, the Committee is authorized in its discretion to issue Awards and/or accept notices, elections, consents and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e-mail, voice mail, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time.

3.2    Selection of Participants.    The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

3.3    Decisions Binding.    All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

3.4    Requirements of Rule 16b-3 and Section 162(m) of the Code.    Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (i) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act (hereafter, “Section 16 Persons”) shall comply with any applicable conditions of SEC Rule 16b-3; (ii) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code; and (iii) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.5    Indemnification of Committee.    In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

ARTICLE IV

Stock Subject to the Plan

4.1    Number of Shares.    Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 690,000. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

4.2    Lapsed Awards or Forfeited Shares.    If any Award granted under the Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.3.

4.3    Delivery of Shares as Payment.    In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option.

4.4    Capital Adjustments.    The number and class of Shares subject to each outstanding Award, the Option Price and the annual limits on and aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

ARTICLE V

Eligibility

Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees.

Multiple grants of Awards under the Plan may be made in any calendar year to a Participant, provided, however, that such Awards granted in any calendar year to any one Participant shall not provide for the issuance of more than 150,000 Shares in the aggregate and shall not provide for a transfer to the Participant of Stock, cash and/or other property with a value, determined at the Award Date, in excess of the product obtained by multiplying 150,000 by the Fair Market Value of one Share on the Award Date or Dates.

ARTICLE VI

Stock Options

6.1    Grant of Options.    Subject to the terms and conditions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that (i) no Participant may be granted Options in any calendar year for more than 150,000 Shares (with Options cancelled in the same year as granted counted against this limit and with Options for which the Option Price is reduced treated as cancelled and reissued for this annual limit) and (ii) the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder.

6.2    Option Agreement.    Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be within the provisions of Section 422 of the Code. If an Option is intended to be a Performance-Based Compensation Award, the terms and conditions thereof, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

6.3    Option Price.    The exercise price per share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the following limitations.

The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. In addition, an ISO granted to a Key Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of such Stock on the Grant Date.

6.4    Duration of Options.    Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no Option shall be exercisable after the expiration of ten years from its Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall not be exercisable after the expiration of five years from its Award Date.

6.5    Exercisability.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

6.6    Method of Exercise.    Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, by delivery of a promissory note (in the Committee’s discretion and subject to restrictions and prohibitions of applicable law) or by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

6.7    Restrictions on Stock Transferability.    The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

6.8    Nontransferability of Options.    No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VII

Stock Appreciation Rights

7.1    Grant of Stock Appreciation Rights.    Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Key Employees, at the discretion of the Committee, in any of the following forms, provided, however, that no Participant may be granted more than 150,000 SARs in any calendar year (with SARs cancelled in the same year as granted counted against this limit and with SARs for which the base amount on which the SAR payment at exercise is calculated is reduced treated as cancelled and reissued for this annual limit):

(i)	In connection with the grant, and exercisable in lieu of, Options (“Tandem SARs”);

(ii)	In connection with and exercisable in addition to the grant of Options (“Additive SARs”);

(iii)	Independent of grant of the Options (“Freestanding SARs”); or

(iv)	In any combination of the foregoing.

7.2    SAR Agreement.    Each SAR grant shall be evidenced by an Agreement that shall specify its type of SAR and its terms and conditions. If a SAR grant is intended to be a Performance-Based Compensation Award, the Performance Goal and Performance Period shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

7.3    Exercise of Tandem SARs.    Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option, shall be transferable only when and under the same conditions as the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Option Price of the Related Option and the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised.

7.4    Exercise of Additive SARs.    Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Options. The deemed exercise of

Additive SARs shall not reduce the number of Shares with respect to which the Related Options remains unexercised.

7.5    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

7.6    Other Conditions Applicable to SARs.    In no event shall the term of any SAR granted under the Plan exceed ten years from the Grant Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Grant Date in the case of a Freestanding SAR or (ii) the Option Price of the Related Option in the case of either a Tandem or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

7.7    Payment Upon Exercise of SARs.    Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) either (x) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR or (y) the Option Price of the Related Option in the case of either a Tandem or Additive SAR.

Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the date of exercise, in cash if the Participant has so elected in his written notice of exercise and the Committee has consented thereto, or a combination thereof. To the extent required to satisfy the conditions of Rule 16b-3(e) under the Exchange Act, or any successor or similar rule, or as otherwise provided in the Agreement, the Committee shall have the sole discretion to consent to or disapprove the election of any Participant to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the Participant. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.

7.8    Nontransferability of SARs.    No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VIII

Restricted Stock

8.1    Grant of Restricted Stock.    Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Key Employees and in such amounts as it shall determine, provided, however, that no Participant may be granted more than 150,000 Shares of Restricted Stock in any calendar year. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. If determined by the Committee, custody of Shares of Restricted Stock may be retained by the Company until the termination of the Period of Restriction pertaining thereto.

8.2    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and the applicable restrictions and such other provisions as the Committee shall determine. If an Award of Restricted Stock is intended to be a Performance-Based Compensation Award, the terms and conditions of such Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement and the requirements to satisfy or achieve the Performance Goal as so provided therein shall be considered to be restrictions under the Plan.

8.3    Transferability.    Except as provided in this Article VIII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

8.4    Other Restrictions.    The Committee may impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.5    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 2004 Key Employee Stock Compensation Plan of Cadmus

Communications Corporation, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated                     . A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of Cadmus Communications Corporation.

8.6    Removal of Restrictions.    Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and, where applicable, after a determination of the satisfaction or achievement on any applicable Performance Goal. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 herein removed from his Stock certificate.

8.7    Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

8.8    Dividends and Other Distributions.    Unless otherwise provided in the Agreement, during the Period of Restriction, Participants entitled to or holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and the same rules for custody as the Shares of Restricted Stock with respect to which they were distributed.

8.9    Termination of Employment.    Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason during the Period of Restriction, then any Shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

ARTICLE IX

Performance Shares and Performance Units

9.1    Grant of Performance Shares and Performance Units.    Subject to the terms and conditions of the Plan, Performance Shares and/or Performance Units may be granted to Key Employees at any time and from time to time as shall be determined by the Committee, provided, however, that no Participant may be granted more than 150,000 Performance Shares and/or Performance Units in any calendar year. Otherwise, the Committee shall have complete discretion in determining the number of Performance Shares and/or Performance Units granted to each Participant. Participants receiving such Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

9.2    Performance Share and Performance Unit Agreement.    Each Performance Share and/or Performance Unit is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the Performance Goal and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan which is incorporated by reference into an Agreement. The Committee shall set the Performance Goal in its discretion for each Participant who is granted a Performance Share and/or Performance Unit.

9.3    Settlement of Performance Shares and Performance Units.    After a Performance Period has ended, the holder of a Performance Share or Performance Unit shall be entitled to receive the value thereof based on the degree to which the Performance Goals and other conditions established by the Committee and set forth in the Agreement (or in a subplan of the Plan which is incorporated by reference into an Agreement) have been satisfied.

9.4    Form of Payment.    Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Share or Performance Unit shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee.

9.5    Nontransferability.    No Performance Share or Performance Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Shares and Performance Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

ARTICLE X

Other Stock Unit Awards

10.1    Grant.    Subject to the terms and conditions of the Plan, the Committee is authorized to grant to Key Employees, either alone or in addition to other Awards made under the Plan, Other Stock Unit Awards to be issued at such times, subject to or based upon achievement of such performance or other goals and on such other terms and conditions as the Committee shall deem appropriate and specify in the Agreement (or in a subplan of the Plan which is incorporated by reference into an Agreement) relating thereto, which need not be the same with respect to each Participant. Stock or other securities of the Company granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Stock or other securities of the Company purchased pursuant to Other Stock Unit Awards may be purchased for such purchase price as the Committee shall determine, which price shall be not less than 50% of the Fair Market Value of the Stock or other securities of the Company on the Award Date.

10.2    Sale and Transferability.    To the extent an Other Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3 of the Exchange Act, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to such Other Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.

ARTICLE XI

Loans to Participants

Except as prohibited by applicable law, the Committee is authorized to make loans to Participants, upon such terms and conditions as deemed appropriate by the Committee, for the purpose of enabling Participants to pay the Option Price for Shares or other purchase price of Awards made under the Plan. Such loans may include amounts necessary to pay Participant’s tax liability in connection with an Award.

ARTICLE XII

Change in Control

In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

ARTICLE XIII

Modification, Extension and Renewal of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards and may modify the terms of an outstanding Agreement, provided that the exercise price of any Award may not be lowered other than pursuant to Section 4.4 herein. In addition, the Committee may accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the surrendered Awards or awards, and otherwise the new Awards may be of a different type that the surrendered Awards or awards, may specify a longer term than the surrendered Awards or awards, may provide for more rapid vesting and exercisability than the surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE XIV

Amendment, Modification and Termination of the Plan

14.1    Amendment, Modification and Termination.    At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

14.2    Awards Previously Granted.    No termination, amendment or modification of the Plan other than pursuant to Section 4.4 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XV

Withholding

15.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

15.2    Stock Withholding.    With respect to withholding required upon the exercise of Non-Qualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other taxable event with respect to any Award, Participants may elect, subject to the approval of the Committee, or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by

Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee in advance of the day that the transaction becomes taxable.

ARTICLE XVI

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XVII

General

17.1    Requirements of Law.    The granting of Awards and the issuance of Shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations as may be required.

17.2    Effect of the Plan.    The establishment of the Plan shall not confer upon any Key Employee any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.

17.3    Creditors.    The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

17.4    Governing Law.    The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

17.5    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Appendix C

CADMUS COMMUNICATIONS CORPORATION

2004 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

ARTICLE I

Establishment, Purpose and Duration

1.1    Establishment of the Plan.    Cadmus Communications Corporation (hereinafter referred to as the “Company”), a Virginia corporation, hereby establishes a stock compensation plan to be known as the “2004 Non-Employee Director Stock Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Options.

The Plan was adopted by the Board of Directors of the Company as of, and shall become effective on, November 15, 2004 (the “Effective Date”), subject to the approval by vote of shareholders of the Company in accordance with applicable laws and any applicable rules of any national securities exchange or system on which the Stock is then listed or reported. Awards may not be granted prior to shareholder approval of the Plan.

1.2    Purpose of the Plan.    The purpose of the Plan is to promote a greater identity of interest between Participants and the Company’s shareholders by increasing the Participants’ proprietary interest in the Company through the receipt of Awards in the form of Options in lieu of cash payments for a portion of each Participant’s annual director’s fees.

1.3    Duration of the Plan.    The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XIV herein, through November 15, 2008, at which time it shall terminate. No Option may be granted under the Plan after the Plan’s termination. Options granted on or before November 15, 2008, or any earlier termination of the Plan, shall remain valid in accordance with their terms.

ARTICLE II

Definitions

2.1    Definitions.    Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)    “Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

(b)    “Award” means an award of Options as provided for hereunder.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Change in Control” means a “change in control” as defined in the Company’s 2004 Key Employee Stock Compensation Plan, as amended from time to time, or any successor plan thereto.

(e)    “Code” means the Internal Revenue Code of 1986, as amended.

(f)    “Committee” means the committee of the Board to which the operation and administration of the Plan is delegated by the Board, which is initially the Human Resources and Compensation Committee. At any time such delegation is not in effect, the Committee shall be the Board.

(g)    “Company” means Cadmus Communications Corporation.

(h)    “Date of Grant” means each November 15 beginning November 15, 2004, and ending November 15, 2008.

(i)    “Fair Market Value” means the average closing sales price of the Stock on the NASDAQ over the counter market for the twenty trading days immediately preceding an Option’s Date of Grant.

(j)    “Option” means a stock option granted pursuant to Article IV that entitles the holder to purchase from the Company a stated number of shares of Stock at the shares’ Fair Market Value.

(k)    “Participant” means a member of the Board who is not an employee of the Company on the applicable Date of Grant.

(l)    “Plan” means the Cadmus Communications Corporation 2004 Non-Employee Director Stock Compensation Plan.

(m)    “Stock” means the common stock of the Company.

ARTICLE III

Administration

The Plan shall be administered by the Committee, which shall have complete authority to interpret all provisions of the Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. Any decision made, or action taken, by the Committee in connection with the administration of the Plan shall be final and conclusive. All expenses of administering the Plan shall be borne by the Company.

Subject to limitations under applicable law, the Committee is authorized in its discretion to issue Awards and/or accept notices, elections, consents and/or other forms or communications by Participants by electronic or similar means, including, without limitation, transmissions through e-mail, voice mail, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time.

ARTICLE IV

Grant of Options

On each Date of Grant during the term of the Plan, each Participant automatically will receive an Option for shares of Stock determined in accordance with the following schedule:

Date of Grant	Number of Shares Subject to Option
November 15, 2004	1,000
November 15, 2005	1,000
November 15, 2006	1,000
November 15, 2007	1,000
November 15, 2008	1,000

All Options shall be evidenced by Agreements which shall be subject to the applicable provisions of the Plan and to such other provisions as the Committee may determine.

ARTICLE V

Stock Subject to Options

Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs) authorized but unissued Stock. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options under the Plan is 60,000, subject to adjustment as provided in Article X. If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under the Plan.

ARTICLE VI

Option Price

The price per share for Stock purchased on the exercise of an Option shall be the share’s Fair Market Value. Except as provided in Article X herein, the Committee shall have no power or authority to lower the exercise price of any Option.

ARTICLE VII

Exercise of Options

7.1    Maximum Option Period.    No Option shall be exercisable after the expiration of ten years from its Date of Grant.

7.2    Nontransferability.    Options granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution or by a transfer, in whole or in part, without consideration by gift to a family member of the Participant. For purposes hereof, “family member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee) or a trust in which these persons have more than fifty percent of the beneficial interest. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant or, where the Option has been transferred to a family member, the family member. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant. No transfer of the Option in whole or in part by gift to a family member shall be effective until the Company receives written notice of such transfer in a form acceptable to it.

ARTICLE VIII

Method of Exercise of Options

8.1    Exercisability of Options.    Subject to the provisions of Articles VII and XI, an Option becomes exercisable six months after its Date of Grant. However, an Option granted to a Participant shall be immediately exercisable if the Participant’s membership on the Board terminates as a result of the Participant’s retirement in accordance with Company policy, death or permanent and total disability (as such term is defined in Section 22(e)(3) of the Code) or in the event of a Change in Control. An Option shall be forfeited if, as of the termination of the Participant’s membership on the Board, the Option is not then exercisable and such termination occurs for any reason other than the Participant’s retirement in accordance with Company policy, death or disability (as defined above) or a Change in Control. Options that are exercisable or that become exercisable upon the Participant’s termination of membership on the Board will remain exercisable until the tenth anniversary of the Option’s Date of Grant. An Option may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan and the applicable Agreement with respect to the shares remaining subject to the Option.

8.2    Payment.    Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. In addition, all or part of the Option price may be made by surrendering shares of Stock to the Company, including shares acquired upon the exercise of the Option, or through a broker-assisted cashless exercise. If Stock is used to pay all or part of the Option price, the shares surrendered to the Company must have a fair market value (determined as of the day before the date of exercise and based on the closing sales price recorded by the NASDAQ over the counter market on such date) that is not less than such price or part thereof.

8.3    Shareholder Rights.    No Participant or his permitted transferee shall have any rights as a stockholder with respect to shares subject to this Option until the date of exercise of such Option.

ARTICLE IX

Increases in Compensation after June 30, 2005

In the event the Company determines, for fiscal years beginning after June 30, 2005, to increase annual retainer fees or meeting fees for attendance at Board meetings or meetings of Committees thereof, or otherwise to increase the compensation payable to Participants, the Board shall have the right, but not the obligation, to direct that all or any part of such increased compensation be paid in the form of Awards under the Plan, provided, however, that in such event any Options granted hereunder shall be valued on a binomial, Black-Scholes or other similar valuation method which the Committee determines, and provided, further, that in no event may Awards be made for a number of shares of Stock exceeding the maximum number of shares of Stock authorized under the Plan.

ARTICLE X

Adjustment upon Change in Stock

The maximum number of shares for which Awards may be granted under the Plan shall be proportionately adjusted, and the terms of outstanding Awards shall be adjusted, as the Committee shall determine to be equitably required in the event that the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies. Any determination made under this Article X by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of right or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

ARTICLE XI

Compliance with Law and Approval of Regulatory Bodies

No Option shall be exercisable, no Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements, if any), and applicable requirements of any national securities exchange or system on which the Stock is then listed or reported.

ARTICLE XII

General Provisions

12.1    Effect on Service.    Neither the adoption of the Plan, its operation, nor documents describing or referring to the Plan (or any part thereof) shall confer on any Participant any right to continue service as a member of the Board.

12.2    Unfunded Plan.    The Plan, insofar as it provides for grants, shall be unfunded and the Company shall not be required to segregate any assets that may be represented at any time by grants under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that are created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.3    Rules of Construction.    Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or provision of law shall be construed to refer to any amendment to or successor of such provision of law.

ARTICLE XII

Amendment

The Board may amend the Plan from time to time; provided that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares of Stock that may be issued under the Plan, (ii) materially changes the class of individuals eligible to become Participants, (iii) materially increases the benefits that may accrue to Participants under the Plan, or (iv) modifies the Plan in such a way that shareholder approval of such modification is required pursuant to the rules under Section 16 of the Securities Exchange Act of 1934, as amended, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

ARTICLE XIV

Termination

The Board may terminate the Plan at any time. The Plan will terminate automatically, without any action of the Board, if, on any Date of Grant, there are insufficient shares available for the grant of Awards in accordance with the terms of the Plan. The termination of the Plan shall not affect any rights of a Participant under any Option outstanding at the time of such termination.

FORM OF REVOCABLE PROXY

CADMUS COMMUNICATIONS CORPORATION

Proxy Solicited on Behalf of the Board of Directors

for the 2004 Annual Meeting of Shareholders

The undersigned hereby appoints Stephen E. Hare and Lisa S. Licata, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters which may properly be brought before such meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Cadmus Communications Corporation to be held on November 10, 2004, or any adjournment thereof.

Please vote by filling in the appropriate boxes below.

Item 1.	Election of three Class III Directors to serve until the 2007 Annual Meeting of Shareholders.

☐ FOR all nominees listed (except as written on the line below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: Martina L. Bradford, Robert E. Evanson and James E. Rogers

(INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee’s name on the space provided below.)

Item 2.	Ratification of the selection of Ernst & Young LLP as independent auditors for the Company and its subsidiaries for the current fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Item 3.	Approval of the 2004 Key Employee Stock Compensation Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Item 4.	Approval of the 2004 Non-Employee Director Stock Compensation Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon any other business that may come before the meeting or any adjournment thereof.

Shares represented by this proxy will be voted as directed by the undersigned shareholder. If no direction is made, the proxies will vote the shares FOR Item 1 (Election of Directors), FOR Item 2 (Ratification of the Selection of Independent Auditors), FOR Item 3 (Approval of the 2004 Key Employee Stock Compensation Plan) and FOR Item 4 (Approval of the 2004 Non-Employee Director Stock Compensation Plan). If, at or before the time of the meeting, any of the nominees listed above has become

1

unavailable for any reason, the proxies have the discretion to vote for a substitute nominee or nominees. This proxy may be revoked at any time prior to its exercise.

Signature

Signature

Dated: , 2004
(Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.)